UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-7586



                 American High-Income Municipal Bond Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                     Date of fiscal year end: July 31, 2004

                     Date of reporting period: July 31, 2004





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

Building on experience: Our first 10 years

[photo of construction workers working on a building]

Annual report for the year ended July 31, 2004

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND(R) seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. It may invest without limits in bonds subject to the alternative minimum tax.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents                                                                    page

Letter to shareholders                                                         1
Building on experience: Our first 10 years                                     4
Inside your fund's investment portfolio                                        8
Directors and officers                                                        24
What makes American Funds different?                                  back cover

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 3.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2004 (the most recent calendar quarter):

                                                                                                      Lifetime
                                                                                                        (since
                                                                    1 year           5 years          9/26/94)

CLASS A SHARES
     Reflecting 3.75% maximum sales charge                          -0.59%           +4.07%            +6.14%

The fund's 30-day yield for Class A shares as of August 31, 2004, calculated in accordance with the Securities and Exchange Commission formula, was 3.87%. (This is equivalent to a taxable yield of 5.95% for investors in the 35% tax bracket.) The fund's distribution rate for Class A shares as of that date was 4.31%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 3. Please see page 22 for important information about other share classes.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. Income may be subject to state or local income taxes and/or federal alternative taxes. Certain other income, as well as capital gain distributions, may be taxable. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal.

FELLOW SHAREHOLDERS:

[photo of a construction worker working on a building]

The municipal bond market produced solid returns for the recent fiscal year. Importantly for shareholders, high-yield municipal bonds fared somewhat better than both high-quality municipals and the broader taxable bond market.

For the 12 months ended July 31, 2004, American High-Income Municipal Bond Fund recorded a total return of 6.5%, which reflects the fund's income return as well as a modest increase in the share price. During the year, the fund paid monthly dividends totaling 70 cents a share. Those who reinvested these dividends posted an income return of 4.8%, which is equivalent to a taxable return of 7.4% for investors in the 35% tax bracket. Shareholders who elected to take dividends in cash realized an income return of 4.7%, equivalent to a taxable return of 7.2%.

The fund's results were in line with the average return of its peer group: 6.4% as measured by Lipper. The Lehman Brothers Municipal Bond Index, which measures the investment-grade market, chalked up a 5.8% return for the fiscal year. For comparison, the broader taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, produced a return of 4.8%. (Market indexes are unmanaged and returns do not include expenses.)

A NEW ERA OF RISING RATES?

Expectations of higher interest rates framed the fund's recent fiscal year. When the year began on August 1, 2003, bond prices were falling and yields were rising as investors worried that stronger economic growth would lead to inflation. (A bond's price and its yield move inversely.) By September, these worries faded, and bond prices gradually improved until April 2004. At that time, when bond yields were near the lows for the year, strong employment data roiled the market and pushed prices lower once again. Although the sell-off abated by June, gains garnered mid-year were largely erased by the end of the fiscal year. Long-term municipal bonds actually ended the year with yields close to the levels they posted at the start.

Yields on short-term debt were directly affected by the Fed's rate hike. On June 30, the Federal Reserve raised the federal funds rate a quarter point to 1.25%, its first rate hike in four years. This action was followed by a similar move on August 10. While the market continues to anticipate additional rate increases over the coming year, the frequency and magnitude of those increases remain uncertain. Much depends on the pace of economic growth and the outlook for inflation.

As the year progressed, the market offered relatively few new opportunities for value seekers. While the new issue municipal market thrived on low interest rates, most new debt was high quality (lower yielding) in nature. Moreover, investor demand for municipal debt remained healthy throughout the year, lending a stronger bid to lower rated bonds as more and more investors reached for yield. High-yield municipal bonds also held up relatively well because the prospect for a stronger economy improved the outlook for revenue-dependent issues and bonds backed by corporate entities.

[Begin Sidebar]
RESULTS AT A GLANCE
(For periods ended July 31, 2004, with distributions reinvested)

                                              Cumulative                 Average annual
                                            total return                   total return                    Lipper ranking*

1 year                                             +6.5%                             --                           34 of 80
5 year                                            +27.9%                          +5.0%                           10 of 59
Lifetime (since 9/26/94)                          +87.6%                          +6.6%                            3 of 29

*Rankings are based on total return versus comparable high-yield municipal debt funds, according to Lipper. Rankings do not reflect the effect of sales charges.

[End Sidebar]

HOW THE FUND RESPONDED

Despite market ups and downs, bond yields remain near 40-year lows. That environment plus the prospect for higher rates have prompted a more conservative investment posture among the fund's portfolio counselors. During the year, they implemented strategies to reduce risk in the portfolio and protect shareholder principal in the eventuality of rising rates.

Periods of rising interest rates typically diminish the value of outstanding, or older, debt. But as interest rates rise, some bonds may hold up better than others; short-term bonds, for example, typically retain more of their value during such periods than do long-term bonds. Over the past year, the fund's counselors have maintained a relatively short maturity structure for the portfolio to help buffer the impact of rising rates. At 7.1 years, the portfolio's average maturity is near the lowest level of its 10-year history.

Several of the fund's key holdings helped bolster results for the year. These include investments in land-secured financings (also called "dirt bonds"), which were buoyed by stronger real estate markets, and life-care bonds, which help finance long-term care communities. Several of our hospital holdings also fared well as their outlook improved and investors took more interest in the higher yields these bonds tend to offer.

SERVING SHAREHOLDERS WITH A LONG-TERM VISION

As always, the fund's investment decisions are based on careful research and extensive market experience. These qualities are part of the fund's legacy and have been especially valuable during difficult market periods. Over longer periods, this mix of research and experience has served shareholders well, providing a steady stream of federally tax-free income.

On September 26 of this year, American High-Income Municipal Bond Fund marks its first decade. Our feature article, "Building on Experience" (beginning on page
4), takes a look at the decade and discusses how research and experience carried the fund through a number of challenging markets.

Despite some market headwinds incurred during the year, American High-Income Municipal Bond Fund continues to grow and diversify, expanding the reach of its portfolio and income sources. In the past year, net assets of the fund have increased 19%. As the fund begins its second decade, we take this opportunity to thank our shareholders, some of whom have been with us from the start, for their confidence and support. We look forward to serving you in the year ahead, and for many years to come.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Mark R. Macdonald
Mark R. Macdonald
President

September 15, 2004

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
TAX-FREE YIELDS VS. TAXABLE YIELDS

To use the table below, find your estimated 2004 taxable income to determine your federal tax rate. Then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 4.34% tax-free distribution rate in July.

For example, a couple with a taxable income of $179,000 is subject to a federal tax rate of 33.0%. In this bracket, the fund's 4.34% distribution rate is equivalent to a 6.48% return on a taxable investment. Investors in the highest tax bracket (35%) would need a taxable distribution rate of 6.68% to match the fund's distribution rate.

                                                                                                          As of 7/31/04, the
                                                                                                           fund's tax-exempt
                                                                                                           distribution rate
                                                                                                                of 4.34%2 is
                         If your taxable income is ...                            ... then your              equivalent to a
                 Single                                  Joint             federal tax rate(1) is ...     taxable rate of...

      $          0 -       7,150             $           0 -      14,300              10.0%                       4.82%
             7,151 -      29,050                    14,301 -      58,100              15.0                        5.11
            29,051 -      70,350                    58,101 -     117,250              25.0                        5.79
            70,351 -     146,750                   117,251 -     178,650              28.0                        6.03
           146,751 -     319,100                   178,651 -     319,100              33.0                        6.48
                    Over 319,100                            Over 319,100              35.0                        6.68

(1) Based on 2004 federal tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.
(2) Distribution rate based on the average offering price for the month of July.

[End Sidebar]

THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN (for the period September 26, 1994, to July 31, 2004, with dividends reinvested)

Fund figures, unless otherwise indicated, reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.(1) Thus the net amount invested was $9,625.(2)


AVERAGE ANNUAL TOTAL RETURNS

                                                       PERIODS ENDED
                                                          7/31/04
CLASS A SHARES
1 year                                                     +2.48%
5 years                                                    +4.24%
Lifetime (since 9/26/94)                                   +6.18%

Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.


[begin mountain chart]

                The fund     The fund at    Lehman Brothers            Lipper
                  at net         maximum     Municipal Bond        High-Yield
             asset value  offering price          Index (3)    Municipal Debt
                (without     (with 3.75%                                Funds
               any sales    sales charge                          Average (4)
                 charge)    deducted)(4)

9/26/94           10,000           9,625             10,000            10,000

10/31/94           9,886           9,513              9,822             9,855

1/31/95           10,287           9,899             10,139            10,134

4/30/95           10,760          10,354             10,566            10,520

7/31/95           11,162          10,741             10,910            10,796

10/31/95          11,534          11,099             11,280            11,118

1/31/96           11,904          11,455             11,665            11,494

4/30/96           11,692          11,251             11,406            11,235

7/31/96           12,108          11,652             11,630            11,441

10/31/96          12,452          11,983             11,923            11,736

1/31/97           12,687          12,208             12,113            11,927

4/30/97           12,863          12,378             12,162            12,027

7/31/97           13,484          12,975             12,822            12,607

10/31/97          13,714          13,197             12,936            12,794

1/31/98           14,123          13,590             13,338            13,188

4/30/98           14,181          13,646             13,293            13,205

7/31/98           14,435          13,890             13,591            13,459

10/31/98          14,645          14,093             13,973            13,711

1/31/99           14,758          14,201             14,224            13,885

4/30/99           14,827          14,267             14,217            13,915

7/31/99           14,669          14,116             13,982            13,718

10/31/99          14,375          13,833             13,725            13,320

1/31/2000         14,191          13,656             13,708            13,102

4/30/2000         14,524          13,976             14,086            13,364

7/31/2000         14,905          14,343             14,585            13,635

10/31/2000        15,142          14,571             14,893            13,828

1/31/2001         15,455          14,873             15,529            14,062

4/30/2001         15,730          15,137             15,547            14,149

7/31/2001         16,268          15,654             16,054            14,590

10/31/2001        16,482          15,861             16,458            14,789

1/31/2002         16,439          15,819             16,445            14,721

4/30/2002         16,686          16,056             16,636            14,865

7/31/2002         17,098          16,453             17,131            15,172

10/31/2002        17,124          16,479             17,423            15,066

1/31/2003         17,298          16,645             17,672            15,209

4/30/2003         17,644          16,978             18,049            15,444

7/31/2003         17,621          16,956             17,749            15,516

10/31/2003        18,116          17,433             18,314            15,971

1/31/2004         18,576          17,875             18,765            16,419

4/30/2004         18,556          17,857             18,532            16,328

7/31/2004         18,757          18,049             18,776            16,497

$10,000 original investment
[end mountain chart]

(1) As outlined in the prospectus, the sales charge is reduced for accounts
    (and aggregated investments) of $100,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) The maximum initial sales charge was 4.75% prior to January 10, 2000.
(3) The index is unmanaged and does not reflect sales charges, commissions or expenses.
(4) Calculated by Lipper. The average does not reflect sales charges.

  Past results are not predicative of future results. The results shown are before taxes on fund distributions and sale of fund shares.


OTHER SHARE CLASS RESULTS
CLASS B, CLASS C AND CLASS F

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Returns for periods ended June 30, 2004
     (the most recent calendar quarter):                                                      1 year         Life of class

CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                         -2.35%            +4.99%(1)
Not reflecting CDSC                                                                            +2.58%            +5.39%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                               +1.47%            +4.41%(2)
Not reflecting CDSC                                                                            +2.45%            +4.41%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                               +3.20%            +5.12%(4)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from March 19, 2001, when Class F shares were first sold.



BUILDING ON EXPERIENCE:
Our first 10 years

[silhouette photo of construction workers]

American High-Income Municipal Bond Fund has weathered several economic cycles and numerous market challenges since its inception 10 years ago. All the while, the fund has also served shareholders well by delivering a high level of federally tax-free income. Of course, the fund's income stream has varied over the years with changes in market conditions and in the composition of the portfolio.

To mark the fund's 10th anniversary, we take a look at how the fund has responded to changing markets. In the process, we will highlight the importance and experience of our research effort: how it has helped the fund meet its objective by identifying investment opportunities throughout the ups and downs of the bond market.

STARTING AT THE BOTTOM

American High-Income Municipal Bond Fund began operations on September 26, 1994, during a period of rising interest rates. Neil Langberg, a portfolio counselor for the fund, recalls, "We thought high-yield municipals were a good long-term investment idea, and market conditions were terrible. That's partially why we launched AHIM at the bottom of one of the worst bond markets in years." In the months prior to the launch, investors were rapidly unloading bond positions, while the Federal Reserve Board was aggressively hiking short-term rates in an effort to stave off inflation. "In addition, 1993 was a record year for new issuance in the municipal market," Neil points out, "so by 1994, there were plenty of bonds available, many at attractive prices, as investors fled the bond market."

Experience and foresight counseled that some of the bonds that the market was shedding offered long-term value for patient investors. But which ones? Capital Research and Management Company, the fund's adviser, already had a team of municipal analysts devoted to selecting bonds for the company's high-quality national municipal bond fund. In the process, they were also uncovering appealing opportunities among high-yield municipals that the market largely shunned. By applying the same rigorous research to these lower rated issues, the investment professionals of Capital Research crafted the initial portfolio for American High-Income Municipal Bond Fund.

[Begin  Sidebar]
Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower.

THE FUND'S TIMELINE AND FISCAL-YEAR RETURNS

Total returns are for 12-month periods ending July 31, except the first fiscal year, which ran from September 26, 1994 to July 31, 1995.

1995       11.6%

Sharply rising interest rates produce one of the worst bond markets in recent history in the months surrounding the fund's launch. Later in the year, the market improves as rates trend lower.

1996  8.5%

The bond market experiences a full cycle of declining and rising interest rates. Inflation rises above 3% as the economy continues to expand.

1997  11.4%

Inflation and interest rates decline, giving the bond market a big lift. Municipal bond rates approach 20-year lows and many issues are advance refunded, raising the value of those bonds.

1998  7.1%

A crisis in Asian markets prompts a flight to quality that favors Treasury debt. Advance refunding activity continues to benefit the municipal market and the fund.
[End Sidebar]

Early in 1995, the interest rate outlook shifted, and the municipal market began to improve. Bonds that had been out of favor were now highly sought after. For its first fiscal year, AHIM logged a total return of 11.6%. The improvement in market conditions contributed directly to this strong first-year showing. But careful bond selection has also had a big impact on results and remains a decisive element of the fund's ongoing success.

UNDERSTANDING WHAT WE BUY

During this first year, the fund purchased a series of bonds backed by the Denver Airport System. At the time, Denver was constructing a new, larger airport to meet its growing needs. Unfortunately, the project ran into trouble when it was close to completion and its state-of-the-art baggage handling system failed to work as planned. A major airline walked away from the project, and rumors began to spread that the airport might be scrapped altogether; as a result, the bonds rapidly lost value in the market. David Hoag, another of the fund's counselors, remembers evaluating the troubled project to determine if the bonds were suitable, despite the apparent risks. "I went out to Denver and carefully examined the entire project," David explained. "I studied the baggage problem, spoke to city officials and evaluated the feasibility of alternative airports. From that on-site perspective, it became clear to me that the airport was indeed viable, and the baggage handling problems could be remedied." The fund bought the Denver bonds with David's recommendation. The airport finally opened, and over time, these bonds rose steadily in value, improved in credit quality and were repaid in full early, bolstering shareholder returns.

[silhouette photo of construction workers on scaffolding]
[photo of Neil Langberg, David Hoag and Brenda Ellerin sitting around conference room table during a meeting]
[photo caption: Portfolio counselors
from left,
Neil Langberg, David Hoag
and Brenda Ellerin]

That investment was just one of several airport facility financings that the fund has purchased during the past decade. In some cases, these airport bonds are backed by major carriers, such as Federal Express. In those instances, the bonds are referred to as "corporate-backed munis" because the underlying quality of the bonds depends on the credit strength of the corporate backer. The realm of high-yield municipal bonds includes numerous such corporate affiliations; they give rise to electric utility revenue bonds, waste recovery bonds and pollution control bonds, among others. Understanding these corporate connections and the credit quality of the underlying company is a vital part of our municipal bond research. Our bond analysts often confer with taxable bond analysts and their equity counterparts at Capital in order to gain a better understanding of the corporate entities backing these bonds. These collaborations add depth and a measure of reassurance to the fund's investment process.

MARKET AND RATE CYCLES

Portfolio counselors control what goes into the fund's portfolio, but they can't control market conditions. During the early months of the fund's life, rising interest rates diminished the value of portfolio holdings; by the end of the first fiscal year, the situation had reversed and interest rates were declining, sending bond prices higher. During the past decade, the fund has encountered several rate cycles. The most notable was the rate decline that began as the economy was entering a recession in early 2001: It was marked by 13 short-term rate reductions over 2-1/2 years by the Federal Reserve, which helped to lower interest rates across the board to their lowest levels in nearly half a century. That period of declining rates officially ended June 30 of this year when the Federal Reserve raised short-term rates by a quarter point. Long-term rates, however, began rising well ahead of the Fed's action, as the economy evinced signs of solid growth.

While changes in interest rates affect all bonds, the impact varies from bond to bond and depends on the severity of the interest rate moves. Long-term debt is more sensitive to rate changes than is short-term debt. Consequently, when interest rates are rising, the fund's counselors typically seek to add more high coupon, short-term debt to the portfolio to help limit price erosion. Conversely, they may seek to add long-term debt with low coupons during periods of declining interest rates, because long bonds tend to post stronger price gains when rates are falling.

[Begin Sidebar]
HISTORICAL INCOME RETURNS

Since inception, American High-Income Municipal Bond Fund has delivered a high level of income free of federal taxes. This chart shows the fund's income return for each fiscal year and also displays its taxable yield equivalent for the highest tax bracket of the given year.

[begin stacked bar chart]

                                1995      1996        1997       1998      1999       2000       2001      2002      2003     2004
INCOME RETURNS                   5.5       5.9         5.8        5.4       5.2        5.5        5.7       5.5       5.1      4.8
TAXABLE EQUIVALENT               9.1       9.8         9.6        8.9       8.6        9.1        9.4       9.0       7.8      7.4
MAXIMUM TAX-RATE               39.6%     39.6%       39.6%      39.6%     39.6%      39.6%      39.1%     38.6%     35.0%    35.0%

[end stacked bar chart]
[End Sidebar]


Other factors, such as credit quality or type of debt, may affect a bond's sensitivity to changing rates and market conditions. For example, the highest quality bonds (those rated AAA) are often highly valued during periods of economic downturns or heightened market uncertainty. The fund's portfolio counselors constantly monitor and, when necessary, alter the mix of credit quality, coupons and bond maturities to capture those bonds that afford the best value at any given time. "In the middle of 1999," recalls David, "I was buying high-quality issues because lower rated bonds had become very expensive and we weren't being paid to take on the added risk." When the cycle began to shift at the end of that year, however, lower rated debt became more attractive. "We were then in a good position," explains David, "to sell some of the high-quality bonds to purchase the lower rated, higher yielding debt at more favorable prices."

During some cycles, economically sensitive corporate munis -- bonds backed by residential developments or industrial entities, for example -- may gain in value as local economies thrive. Still, other types of revenue-dependent munis, such as hospital bonds, though sensitive to the economy, may be more affected by legislative changes. "The Balanced Budget Act of 1997 reduced Medicare payments, which had a negative effect on hospital bonds, in general," notes portfolio counselor Brenda Ellerin. "Years later, many of those same bonds gained in value when interest rates were falling and investors once again began to reach for yield."

A FOUNDATION FOR FUTURE GROWTH

In its first decade, AHIM has grown substantially, from $156.9 million at the end of its first fiscal year to more than $1.3 billion currently. Concurrently, the number of bonds in the portfolio has also expanded and now totals more than 340, encompassing 46 states and U.S. territories. This size and diversity allow the portfolio counselors to make portfolio changes "at the margin" in response to market conditions, while still maintaining the fund's primary income objective. Furthermore, this diversity allows the fund to weather problems that might occur in one geographic region, or industry, without significantly impairing results. Few individual investors are able to achieve that degree of risk protection by owning individual bonds.

Determining which bonds may retain value or gain in value requires broad knowledge of the market, economic cycles, local and national legislative initiatives as well as comprehensive understanding of bond structures and credit characteristics. It also demands maintaining a long-term investment perspective, which helps the fund's counselors see through various cycles and avoid the trap of chasing short-term returns. By bringing these skills to bear on each investment decision, the fund's portfolio counselors have helped the fund adapt to a variety of market conditions.

Since its inception 10 years ago, American High-Income Municipal Bond Fund has provided investors with a high level of current income through its marriage of research and experience. These skills are no less important as we begin our second decade, arguably more so as markets become increasingly complex and sophisticated. The markets may occasionally disappoint, but over the long term, we believe that our knowledge and experience will continue to serve shareholders by providing access to a segment of the municipal market that is otherwise out of the reach of most individuals.

[Begin Sidebar]
1999  1.6%

A difficult year for lower rated bonds. A Philadelphia hospital bankruptcy impacts the municipal market, while a Russian debt default casts a broader shadow on the bond market.

2000  1.6%

A period of strong economic growth and rising rates dampens bond prices during the first half; later in the year, bonds begin to recover as the stock market drops from record highs.

2001  9.1%

Bonds prosper as stocks continue to plunge. The Fed begins to cut rates as the economy slips into recession.

2002  5.1%

The  recession  deepens  in  the  wake  of  September  11.  Investors  flock  to
high-quality  bonds.   Corporate  munis  are  hampered  by  the  bleak  economic
conditions, and interest rates continue to fall.

2003  3.1%

Bond yields reach a 45-year low, and issuance in the municipal market reaches record levels. The year ends with a sharp rise in interest rates that erases most gains.

2004  6.5%

Signs of economic recovery give a lift to lower rated bonds, but also raise concerns about the low interest rate environment. Rising bond yields in the later half of the year presage a change in Fed policy and a rate hike on June 30.
[End Sidebar]


INVESTMENT PORTFOLIO, July 31, 2004

Beginning with this report, a summary portfolio, now approved under rules adopted by the Securities and Exchange Commission this year, will replace the complete listing of portfolio holdings used in previous shareholder reports. This summary portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. The schedule includes each of the fund's 50 largest holdings and investments of any issuer for which the total value of all holdings in that issuer exceeds 1% of the fund's net assets. A complete schedule of portfolio holdings is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.


QUALITY RATING*

[begin pie chart]
                                Percent of
                                net assets
Aaa/AAA                               13.7%
Aa/AA                                 10.8
A/A                                   13.2
Baa/BBB                               26.9
Ba/BB                                 21.6
B/B                                    7.9
Caa/CCC or less                        0.4
Cash & equivalents                     5.5
[end pie chart]

* Bond ratings reflect those of a credit rating agency; if ratings are not available, they are assigned by the fund's research analysts.


                                                                                          Principal         Market       Percent
                                                                                             amount          value        of net
BONDS AND NOTES  - 94.49%                                                                     (000)          (000)        assets

ALABAMA  - 0.52%
Industrial Dev. Board of the Town of Courtland, Industrial Dev. Rev. Ref. Bonds
   (International Paper Co. Projects), Series 2003-A, 5.00% 2013                             $1,500         $1,523          .12%
Other securities                                                                                             5,356           .40
                                                                                                             6,879           .52

ALASKA  - 0.93%
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
   Series 2001, 5.375% 2021                                                                   7,625          6,427           .49
Other securities                                                                                             5,815           .44
                                                                                                            12,242           .93

CALIFORNIA  - 10.35%
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds, Irvine
   Apartment Communities, LP:
 Series 1998-A1, AMT, 5.05% 2025 (put 2008)                                                   7,000          7,297
 Series 1998-A3, 5.10% 2025 (put 2010)                                                        5,000          5,219           .95
City of Lincoln, Community Facs. Dist. No. 2003-1 (Lincoln Crossing Project),
   Special Tax Bonds, Series 2003-A, 6.125% 2033                                              5,000          5,000           .38
Pollution Control Fncg. Auth., AMT:
 Solid Waste Disposal Rev. Ref. Bonds (USA Waste Services, Inc. Project),
   Series 1998-A, 5.10% 2018                                                                  4,000          4,162
 Variable Rate Demand Solid Waste Disposal Rev. Bonds (Waste Management, Inc.
   Project), Series 2003-A, 5.00% 2038 (put 2013)                                             2,000          2,001           .47
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison, Kern
   County at Delano II), Series 2003-C, 5.50% 2017                                            5,000          5,372           .41
City of San Jose Fin. Auth., Lease Rev. Bonds (Civic Center Project), Series
   2002-D, AMBAC insured, 5.00% 2039 (put 2006)                                               5,000          5,275           .40
South Tahoe Joint Powers Fncg. Auth., Subordinate Bond Anticipation Notes
   (South Tahoe Redev. Project Area No. 1), Series 1999-A, 7.30% 2007
   (preref. 2004)                                                                             5,500          5,556           .43
Other securities                                                                                            95,786          7.31
                                                                                                           135,668         10.35

COLORADO  - 3.70%
City of Lakewood, The Plaza Metropolitan Dist. No. 1, Public Improvement
   Fee/Tax Increment Supported Rev. Bonds, Series 2003, 8.00% 2025                            8,500          8,737           .67
Rampart Range Metropolitan Dist. No. 1 (City of Lone Tree), Rev. Bonds
   (Rampart Range Metropolitan Dist. No. 2 Project), Series 2001, 7.75% 2026                  7,660          7,916           .60
Other securities                                                                                            31,836          2.43
                                                                                                            48,489          3.70

CONNECTICUT  - 1.84%
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A,
   6.40% 2011 (1)                                                                             6,590          7,038           .54
Other securities                                                                                            17,084          1.30
                                                                                                            24,122          1.84

FLORIDA  - 11.66%
The Crossings at Fleming Island Community Dev. Dist. (Clay County), Special
   Assessment Ref. Bonds, Series 2000-C, 7.10% 2030                                           7,355          7,841           .60
Capital Projects Fin. Auth., Continuing Care Retirement Community Rev. Bonds
   (Capital Projects Loan Program - The Glenridge on Palmer Ranch Project),
   Series 2002-A, 8.00% 2032                                                                  5,400          5,509           .42
Marshall Creek Community Dev. Dist. (St. Johns County), Special Assessment
   Bonds, Series 2002, 6.625% 2032                                                            4,935          5,110           .39
Other securities                                                                                           134,489         10.25
                                                                                                           152,949         11.66

GEORGIA  - 1.19%
City of Atlanta, Tax Allocation Bonds (Atlantic Station Project), Series 2001,
   7.90% 2024                                                                                 5,000          5,211           .40
Other securities                                                                                            10,342           .79
                                                                                                            15,553          1.19

IDAHO  - 1.51%
Housing and Fin. Association, Single-family Mortgage Bonds, 4.50%-5.75%
   2010-2024                                                                                 19,530         19,851          1.51


ILLINOIS  - 5.99%
Dev. Fin. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc.
   Project), Series 1997, AMT, 5.05% 2010                                                     3,035          3,122           .24
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement
   Fund, Inc. (University Center Project), Series 2002, 6.25% 2030                            6,000          6,115           .46
Health Facs. Auth., Rev. Bonds:
 Decatur Memorial Hospital, Series 2001, 6.25% 2017                                           5,000          5,488
 Villa St. Benedict Project, Series 2003-A-1, 6.90% 2033                                      5,700          5,636           .85
Other securities                                                                                            58,189          4.44
                                                                                                            78,550          5.99

INDIANA  - 1.64%
Indianapolis Airport Auth., Special Fac. Rev. Ref. Bonds (Federal Express Corp.
   Project), Series 2004, AMT, 5.10% 2017                                                     5,000          5,056           .39
Other securities                                                                                            16,406          1.25
                                                                                                            21,462          1.64

KENTUCKY  - 1.60%
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds
   (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.85% 2017                   7,000          6,590           .50
City of Maysville, Solid Waste Disposal Facs. Rev. Bonds (Inland Container
   Corp. Project), Series1992, AMT, 6.90% 2022                                                7,000          7,522           .57
Other securities                                                                                             6,927           .53
                                                                                                            21,039          1.60

LOUISIANA  - 2.42%
Village of Hodge, Combined Utility System Rev. Ref. Bonds, Series 2003, AMT,
   7.45% 2024                                                                                 6,000          6,143           .47
Parish of Morehouse, Pollution Control Rev. Ref. Bonds, Series 2001-A, 5.25%
   2013                                                                                       2,500          2,603           .20
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2030                      14,125         11,912           .91
Other securities                                                                                            11,062           .84
                                                                                                            31,720          2.42

MASSACHUSETTS  - 1.75%
Industrial Fin. Agcy., Rev. Bonds, Edgewood Retirement Community Project,
   Series 1995-A, 9.00% 2025 (preref. 2005)                                                   5,400          6,002           .46
G.O. Bonds, Consolidated Loan of 2001, Series D, 5.50% 2017                                   5,000          5,598           .43
Industrial Fin. Agcy., Resource Recovery Rev. Ref. Bonds (Ogden Haverhill
   Project), Series 1998-A, AMT, 5.30% 2009                                                   6,300          6,274           .48
Dev. Fin. Agcy., Resource Recovery Rev. Bonds (Waste Management, Inc. Project),
   Series 1999-B, AMT, 6.90% 2029 (put 2009)                                                  1,000          1,119           .08
Other securities                                                                                             3,995           .30
                                                                                                            22,988          1.75

MICHIGAN  - 4.77%
Econ. Dev. Corp. of the County of Midland, Subordinated Pollution Control
   Limited Obligation Rev. Ref. Bonds (Midland Cogeneration Project),
   Series 2000-A, AMT, 6.875% 2009                                                            6,865          7,046           .54
Strategic Fund:
 Limited Obligation Rev. Bonds (United Waste Systems, Inc. Project), Series
   1995, 5.20% 2010                                                                           4,250          4,401
 Solid Waste Disposal Limited Obligation Rev. Ref. Bonds (Waste Management, Inc.
   Project), Series 2004, AMT, 3.00% 2013                                                     1,000            985           .41
Other securities                                                                                            50,126          3.82
                                                                                                            62,558          4.77
NEVADA  - 4.48%
Clark County, Special Improvement Dist. No. 121 (Southern Highlands Area),
   Local Improvement Bonds, Series 1999:
 7.00% 2009                                                                                   2,395          2,486
 7.50% 2019                                                                                  11,140         12,036          1.11
Washoe County, Water Facs. Ref. Rev. Bonds (Sierra Pacific Power Co. Project),
   Series 2001, AMT, 5.00% 2036                                                               5,000          5,005           .38
Other securities                                                                                            39,174          2.99
                                                                                                            58,701          4.48

NEW JERSEY  - 2.60%
Econ. Dev. Auth., Retirement Community Rev. Bonds (Seabrook Village, Inc. Fac.),
   Series 2000-A, 8.25% 2030                                                                  9,000          9,633           .73
Other securities                                                                                            24,470          1.87
                                                                                                            34,103          2.60

NEW MEXICO  - 0.90%
Dona Ana County, Improvement Dist. Bonds (Santa Teresa Improvement Dist.-Border
   Industrial Park, Phase I & II), Series 2001-B, 8.875% 2021                                 5,560          5,536           .42
Other securities                                                                                             6,291           .48
                                                                                                            11,827           .90

NEW YORK  - 6.73%
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B,
   5.25% 2012                                                                                 5,000          5,414           .41
City of New York, G.O. Bonds:
 Fiscal 2004, Series I, 4.50% 2012                                                            5,000          5,179
 Fiscal 2004, Series I, 5.00% 2015                                                            5,000          5,263
 5.00%-5.50% 2008-2021                                                                       10,230         10,970          1.63
New York City Industrial Dev. Agency, Industrial Dev. Rev. Bonds (Brooklyn Navy
   Yard Cogeneration Partners, L.P. Project), Series 1997, AMT, 6.20% 2022                    5,335          5,231           .40
New York City Transitional Fin. Auth., Future Tax Secured Ref. Bonds, Fiscal
   2003 Series B, 5.25% 2029                                                                  4,600          4,985           .38
Other securities                                                                                            51,186          3.91
                                                                                                            88,228          6.73

NORTH CAROLINA  - 1.79%
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, 5.125%-7.25%
   2007-2026                                                                                  19450         20,975          1.60
Other securities                                                                                             2,458           .19
                                                                                                            23,433          1.79

OKLAHOMA  - 0.82%
Langston Econ. Dev. Auth., Student Housing Rev. Bonds (Langston Community Dev.
   Corp. Project), Series 2000-A, 7.75% 2030                                                  6,050          5,869           .45
Other securities                                                                                             4,916           .37
                                                                                                            10,785           .82

PUERTO RICO  - 0.57%
Commonwealth of Puerto Rico, Public Improvement Ref. G.O. Bonds, Series 2003-C,
   5.00% 2018 (put 2008)                                                                      7,000          7,488           .57

SOUTH CAROLINA  - 1.92%
Georgetown County:
 Environmental Improvement Rev. Ref. Bonds (International Paper Co. Projects),
   Series 2002-A, 5.70% 2014                                                                  2,500          2,700
 Pollution Control Rev. Ref. Bonds (International Paper Company Projects),
   Series 1999-A, 5.125% 2012                                                                 1,000          1,033           .29
Piedmont Municipal Power Agcy., Electric Rev. Bonds, Ref. Series 1999-A,
   5.25% 2015                                                                                 6,000          6,052           .46
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-backed Bonds,
   Series 2001-B, 6.00% 2022                                                                  5,500          5,020           .38
Other securities                                                                                            10,359           .79
                                                                                                            25,164          1.92

TENNESSEE  - 1.94%
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal
   Express Corp.):
 Series 2002, 5.05% 2012                                                                      5,735          6,001
 4.50%-5.00% 2009-2014                                                                        3,000          3,107           .69
Other securities                                                                                            16,384          1.25
                                                                                                            25,492          1.94

TEXAS  - 8.08%
Angelina and Neches River Auth., Solid Waste Disposal Rev. Ref. Bonds
   (International Paper Co. Projects), Series 2003-A, AMT, 5.375% 2015                        5,000          5,065           .38
City of Austin (Travis and Williamson Counties), Public Improvement Ref.
   Bonds, Series 2001, 5.25% 2004                                                             6,000          6,021           .46
Brazos River Auth., AMT:
 Collateralized Pollution Control Rev. Ref. Bonds (Texas Utilities Electric Co.
   Project), Series 1995-B, 5.05% 2030 (put 2006)                                             2,000          2,054
 Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project), Series 2001-C,
   5.75% 2036 (put 2011)                                                                     12,300         12,690          1.13
Brazos River Harbor Navigation Dist. of Brazoria County, Environmental Facs.
   Rev. Bonds (The Dow Chemical Co. Project), Series 2002-A4, AMT, 5.20% 2033
   (put 2008)                                                                                 7,500          7,904           .60
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds (Valero
   Refining and Marketing Co. Project), Series 1997-D, AMT, 5.125% 2009                       5,250          5,525           .42
Gulf Coast Waste Disposal Auth., Solid Waste Disposal Rev. Bonds (Waste
   Management of Texas, Inc. Denton County Project), Series 2003-B, AMT,
   3.50% 2028 (put 2007)                                                                      1,000          1,000           .08
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
   Healthcare System):
 Series 2001-A, 6.375% 2029                                                                   5,100          5,541
 5.25% 2010-2017                                                                              9,300          9,760          1.17
City of Houston, Health Facs. Dev. Corp. (Buckingham Senior Living Comm., Inc.),
   Series 2004-A, 7.125% 2034                                                                 5,000          5,101           .39
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co.
   Project), Series 2001-A, 5.50% 2022 (put 2011)                                             2,645          2,789           .21
Other securities                                                                                            42,512          3.24
                                                                                                           105,962          8.08

UTAH  - 1.76%
Housing Corp., Single-family Mortgage Bonds, 4.625%-5.30% 2018-2025                          20,455         20,878
Housing Fin. Agcy., Single-family Mortgage Bonds, 4.90%-5.60% 2010-2013                       2,100          2,158          1.76
                                                                                                            23,036          1.76

VIRGINIA  - 1.34%
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Adjustable
   Mode Solid Waste Disposal Rev. Bonds (Waste Management, Inc.), Series 2002,
   AMT, 6.25% 2027 (put. 2012)                                                                1,000          1,088           .08
County of Isle of Wight, Industrial Dev. Auth., Pollution Control Rev. Ref.
   Bonds (International Paper Co. Projects), Series 2004-A, 4.05% 2014                        1,150          1,072           .08
Other securities                                                                                            15,449          1.18
                                                                                                            17,609          1.34

WISCONSIN  - 1.71%
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
   Bonds, 6.125% 2027                                                                        10,640          9,829           .75
Other securities                                                                                            12,605           .96
                                                                                                            22,434          1.71

OTHER STATES - 9.98%                                                                                       130,812          9.98


TOTAL BONDS AND NOTES (cost: $1,217,270,000)                                                             1,239,144         94.49



                                                                                          Principal         Market       Percent
                                                                                             amount          value        of net
SHORT-TERM SECURITIES  - 4.09%                                                                (000)          (000)        assets


Commonwealth of Massachusetts, G.O. Ref. Bonds, Series 1998-A, 1.08% 2016 (2)                $8,900         $8,900           .68
Massachusetts Bay Transportation Auth., General Transportation System Bonds,
   Variable Rate Demand Obligations, Series 2000, 1.08% 2030 (2)                              7,400          7,400           .56
State of Massachusetts, Dev. Fin. Agcy., Solid Waste Disposal Rev. Bonds
   (Wheelabrator Millbury Inc. Project), Series 2002, AMT, 1.16% 2027 (2)                     2,000          2,000           .15
North Slope Borough, Exempt Facility Industrial Rev. Bonds (BP Exploration
   (Alaska) Inc. Project), Series 2001, AMT, 1.15% 2025 (2)                                   1,000          1,000           .08
State of Ohio, Water Dev. Auth., Solid Waste Rev. Ref. Bonds, (BP Products
   North America Inc. Project - BP plc, Guarantor), Series 2002, AMT, 1.15%
   2034 (2)                                                                                   2,200          2,200           .17
State of Texas, Gulf Coast Waste Disposal Auth., Environmental Facs. Rev. Bonds
   (BP Amoco Chemical Co. Project), Series 2003-B, AMT, 1.15% 2038 (2)                        2,200          2,200           .17
State of Texas, Gulf Coast Waste Disposal Auth., Solid Waste Disposal Rev. Ref.
   Bonds (Amoco Oil Co. Project), Series 1994, AMT, 1.15% 2023 (2)                            7,300          7,300           .55
Other securities                                                                                            22,620          1.73

TOTAL SHORT-TERM SECURITIES (cost: $53,620,000)                                                             53,620          4.09


TOTAL INVESTMENT SECURITIES (cost: $1,270,890,000)                                                       1,292,764         98.58
Other assets less liabilities                                                                               18,569          1.42

NET ASSETS                                                                                              $1,311,333       100.00%


Other securities include all issues that are not required to be disclosed in the summary schedule of investments.

The following footnotes to the portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.


(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary portfolio, was $16,332,000, which represented 1.25% of the net assets of the fund.
(2) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.


See Notes to Financial Statements

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at July 31, 2004                              (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market (cost: $1,270,890)                                                           $1,292,764
 Cash                                                                                                                 98
 Receivables for:
  Sales of fund's shares                                                            $3,686
  Interest                                                                          18,104                        21,790
                                                                                                               1,314,652
LIABILITIES:
 Payables for:
  Repurchases of fund's shares                                                         890
  Dividends on fund's shares                                                         1,465
  Investment advisory services                                                         389
  Services provided by affiliates                                                      477
  Deferred Directors' compensation                                                      48
  Other fees and expenses                                                               50                         3,319
NET ASSETS AT JULY 31, 2004                                                                                   $1,311,333

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                   $1,317,104
 Undistributed net investment income                                                                               1,655
 Accumulated net realized loss                                                                                   (29,300)
 Net unrealized appreciation                                                                                      21,874
NET ASSETS AT JULY 31, 2004                                                                                   $1,311,333


Total authorized capital stock - 200,000 shares, $.001 par value (86,125 total shares outstanding)
                                                                                                                 Net asset value
                                                           Net assets           Shares outstanding                 per share (1)

Class A                                                    $1,107,706                       72,751                        $15.23
Class B                                                        60,047                        3,944                         15.23
Class C                                                        69,903                        4,591                         15.23
Class F                                                        46,236                        3,037                         15.23
Class R-5                                                      27,441                        1,802                         15.23
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.82.

See Notes to Financial Statements


STATEMENT OF OPERATIONS
for the year ended July 31, 2004                        (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Interest                                                                                                       $66,355

 Fees and expenses:
  Investment advisory services                                                      $4,516
  Distribution services                                                              4,457
  Transfer agent services                                                              322
  Administrative services                                                              184
  Reports to shareholders                                                              164
  Registration statement and prospectus                                                154
  Postage, stationery and supplies                                                      36
  Directors' compensation                                                               30
  Auditing and legal                                                                   103
  Custodian                                                                             15
  State and local taxes                                                                 15
  Other                                                                                 19
  Total expenses before reimbursement                                               10,015
   Reimbursement of expenses                                                            18                         9,997
 Net investment income                                                                                            56,358

NET REALIZED LOSS AND UNREALIZED
 APPRECIATION ON INVESTMENTS:
 Net realized loss on investments                                                                                (13,757)
 Net unrealized appreciation on investments                                                                       29,385
   Net realized loss and unrealized appreciation on investments                                                   15,628
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                 $71,986



See Notes to Financial Statements





STATEMENT OF CHANGES IN NET ASSETS                     (dollars in thousands)

                                                                                             Year ended July 31
                                                                                      2004                          2003
OPERATIONS:
 Net investment income                                                             $56,358                       $49,755
 Net realized loss on investments                                                  (13,757)                       (9,668)
 Net unrealized appreciation (depreciation) on investments                          29,385                       (13,182)
  Net increase in net assets
   resulting from operations                                                        71,986                        26,905

DIVIDENDS PAID OR ACCRUED TO SHAREHOLDERS
 FROM NET INVESTMENT INCOME                                                        (55,482)                      (48,783)

CAPITAL SHARE TRANSACTIONS                                                         193,721                       224,380

TOTAL INCREASE IN NET ASSETS                                                       210,225                       202,502

NET ASSETS:
 Beginning of year                                                               1,101,108                       898,606
 End of year (including
  undistributed net investment income: $1,655 and $1,358,
  respectively)                                                                 $1,311,333                    $1,101,108



See Notes to Financial Statements



NOTES TO FINANCIAL STATEMENTS



1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American High-Income Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The retirement plan share class (R-5) is sold without any sales charges and does not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class A             Up to 3.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class B                 None          Declines from 5% to zero    Class B converts to Class A
                                               for redemptions within          after eight years
                                               six years of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class F                 None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class R-5                None                    None                          None

---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Generally, income earned by the fund is exempt from federal income taxes; however, the fund might earn taxable income from the sale of certain securities purchased at a market discount.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; deferred expenses; net capital losses; and amortization of market discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of July 31, 2004, the cost of investment securities for federal income tax purposes was $1,268,812,000.

During the year ended July 31, 2004, the fund reclassified $472,000 to accumulated net realized loss and $107,000 to additional paid-in capital from undistributed net investment income to align financial reporting with tax reporting.

As of July 31, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):


Undistributed net investment income                                                                           $ 1,468
Short-term and long-term capital loss deferrals                                                              (29,300)
Gross unrealized appreciation on investment securities                                                         41,260
Gross unrealized depreciation on investment securities                                                       (17,308)
Net unrealized appreciation on investment securities                                                           23,952

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $385,000, $6,123,000, $402,000 and $17,397,000 expiring in
2008, 2009, 2011 and 2012, respectively. Also included are capital loss deferrals of $4,993,000 that were realized during the period November 1, 2003 through July 31, 2004. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. During the year ended July 31, 2004, the fund realized, on a tax basis, a net capital loss of $13,285,000, and additional capital losses of $9,105,000 that were realized during the period November 1, 2002 through July 31, 2003.

Distributions paid or accrued to shareholders from tax-exempt income were as follows (dollars in thousands):

                                  Year ended July 31
Share class                                     2004                2003
Class A                                     $ 48,225            $ 44,071
Class B                                        2,226               1,821
Class C                                        2,453               1,690
Class F                                        1,540                 815
Class R-5                                      1,038                 386
Total                                       $ 55,482            $ 48,783

3.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the year, these fees were based on an annual rate of 0.30% on the first $60 million of daily net assets and 0.21% on such assets in excess of $60 million. The agreement also provided for monthly fees, accrued daily, of 3.00% of the fund's monthly gross income. The Board of Directors approved amended agreements continuing the series of rates to include additional annual rates of 0.18% on daily net assets exceeding $1 billion (effective November 1, 2003) and 0.15% on daily net assets in excess of $3 billion (effective April 1, 2004). The amended agreement also included a reduced rate of 2.50% of the fund's monthly gross income in excess of $3,333,333 (effective April 1, 2004). Until the effective date, CRMC voluntarily reduced investment advisory services fees to the rates based on daily net assets provided by the amended agreements. As a result, for the year ended July 31, 2004, the fee shown on the accompanying financial statements of $4,516,000, which was equivalent to an annualized rate of 0.368%, was voluntarily reduced by $18,000 to $4,498,000 or 0.366% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For Class A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of July 31, 2004, unreimbursed expenses subject to reimbursement totaled $117,000 for Class A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F                                                      0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

          Expenses under the agreements described above for the year ended July 31, 2004, were as follows (dollars in thousands):

         -----------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent          Administrative services
                            services         services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent
                                                             administrative        services
                                                                services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class A         $3,149            $301          Not applicable     Not applicable
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class B           571               21          Not applicable     Not applicable
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class C           651           Included             $98                 $6
                                                in
                                          administrative
                                             services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class F            86           Included              52                  6
                                                in
                                          administrative
                                             services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              21                  1
                                                in
                                          administrative
                                             services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
              Total          $4,457            $322               $171                $13
         -----------------------------------------------------------------------------------------

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1994, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $23,000 in current fees (either paid in cash or deferred) and a net increase of $7,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

4.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                        Reinvestments of
SHARE CLASS                                                               Sales(1)                 dividends and distributions
                                                                     Amount       Shares                Amount       Shares
YEAR ENDED JULY 31, 2004
Class A                                                           $ 337,862       22,083              $ 33,824        2,213
Class B                                                              14,613          955                 1,575          103
Class C                                                              32,663        2,135                 1,673          109
Class F                                                              37,247        2,441                 1,081           71
Class R-5                                                            16,836        1,098                   423           28
Total net increase (decrease)
                                                                  $ 439,221       28,712              $ 38,576        2,524

YEAR ENDED JULY 31, 2003
Class A                                                           $ 369,829       24,296              $ 29,560        1,945
Class B                                                              28,449        1,867                 1,193           78
Class C                                                              35,890        2,355                 1,149           76
Class F                                                              25,956        1,702                   581           38
Class R-5                                                            10,033          665                   110            7
Total net increase  (decrease)
                                                                  $ 470,157       30,885              $ 32,593        2,144




SHARE CLASS                                                             Repurchases(1)                     Net increase
                                                                     Amount       Shares                Amount       Shares
YEAR ENDED JULY 31, 2004
Class A                                                          $ (233,520)     (15,322)            $ 138,166        8,974
Class B                                                              (9,645)        (632)                6,543          426
Class C                                                             (20,901)      (1,373)               13,435          871
Class F                                                             (16,149)      (1,060)               22,179        1,452
Class R-5                                                            (3,861)        (251)               13,398          875
Total net increase (decrease)
                                                                 $ (284,076)     (18,638)            $ 193,721       12,598

YEAR ENDED JULY 31, 2003
Class A                                                          $ (247,758)     (16,309)            $ 151,631        9,932
Class B                                                              (6,970)        (458)               22,672        1,487
Class C                                                              (8,619)        (566)               28,420        1,865
Class F                                                             (14,834)        (971)               11,703          769
Class R-5                                                              (189)         (12)                9,954          660
Total net increase  (decrease)
                                                                 $ (278,370)     (18,316)            $ 224,380       14,713

(1) Includes exchanges between share classes of the fund.

5.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $293,789,000 and $67,653,000, respectively, during the year ended July 31, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2004, the custodian fee of $15,000 included $1,000 that was offset by this reduction, rather than paid in cash.



FINANCIAL HIGHLIGHTS (1)

                                                                                      Income from investment operations(2)
                                                                                                            Net
                                                                   Net asset                      gains (losses)
                                                                      value,             Net      on securities      Total from
                                                                   beginning      investment     (both realized      investment
                                                                   of period          income     and unrealized)     operations
CLASS A:
 Year ended 7/31/2004                                                 $14.98            $.71               $.24            $.95
 Year ended 7/31/2003                                                  15.28             .77               (.31)            .46
 Year ended 7/31/2002                                                  15.35             .84               (.08)            .76
 Year ended 7/31/2001                                                  14.87             .83                .48            1.31
 Year ended 7/31/2000                                                  15.49             .82               (.58)            .24
CLASS B:
 Year ended 7/31/2004                                                  14.98             .61                .24             .85
 Year ended 7/31/2003                                                  15.28             .66               (.31)            .35
 Year ended 7/31/2002                                                  15.35             .73               (.08)            .65
 Year ended 7/31/2001                                                  14.87             .71                .50            1.21
 Period from 3/15/2000 to 7/31/2000                                    14.79             .23                .14             .37
CLASS C:
 Year ended 7/31/2004                                                  14.98             .59                .24             .83
 Year ended 7/31/2003                                                  15.28             .64               (.31)            .33
 Year ended 7/31/2002                                                  15.35             .71               (.08)            .63
 Period from 3/15/2001 to 7/31/2001                                    15.11             .25                .25             .50
CLASS F:
 Year ended 7/31/2004                                                  14.98             .70                .24             .94
 Year ended 7/31/2003                                                  15.28             .76               (.31)            .45
 Year ended 7/31/2002                                                  15.35             .82               (.08)            .74
 Period from 3/19/2001 to 7/31/2001                                    15.12             .26                .25             .51
CLASS R-5:
 Year ended 7/31/2004                                                  14.98             .75                .24             .99
 Year ended 7/31/2003                                                  15.28             .80               (.31)            .49
 Period from 7/15/2002 to 7/31/2002                                    15.30             .03               (.02)            .01




                                                                           Dividends and distributions

                                                                   Dividends
                                                                   (from net    Distributions             Total        Net asset
                                                                  investment    (from capital     dividends and       value, end
                                                                      income)          gains)     distributions        of period
CLASS A:
 Year ended 7/31/2004                                                  $(.70)            $ -              $(.70)         $15.23
 Year ended 7/31/2003                                                   (.76)              -               (.76)          14.98
 Year ended 7/31/2002                                                   (.83)              -               (.83)          15.28
 Year ended 7/31/2001                                                   (.83)              -               (.83)          15.35
 Year ended 7/31/2000                                                   (.83)           (.03)              (.86)          14.87
CLASS B:
 Year ended 7/31/2004                                                   (.60)              -               (.60)          15.23
 Year ended 7/31/2003                                                   (.65)              -               (.65)          14.98
 Year ended 7/31/2002                                                   (.72)              -               (.72)          15.28
 Year ended 7/31/2001                                                   (.73)              -               (.73)          15.35
 Period from 3/15/2000 to 7/31/2000                                     (.29)              -               (.29)          14.87
CLASS C:
 Year ended 7/31/2004                                                   (.58)              -               (.58)          15.23
 Year ended 7/31/2003                                                   (.63)              -               (.63)          14.98
 Year ended 7/31/2002                                                   (.70)              -               (.70)          15.28
 Period from 3/15/2001 to 7/31/2001                                     (.26)              -               (.26)          15.35
CLASS F:
 Year ended 7/31/2004                                                   (.69)              -               (.69)          15.23
 Year ended 7/31/2003                                                   (.75)              -               (.75)          14.98
 Year ended 7/31/2002                                                   (.81)              -               (.81)          15.28
 Period from 3/19/2001 to 7/31/2001                                     (.28)              -               (.28)          15.35
CLASS R-5:
 Year ended 7/31/2004                                                   (.74)              -               (.74)          15.23
 Year ended 7/31/2003                                                   (.79)              -               (.79)          14.98
 Period from 7/15/2002 to 7/31/2002                                     (.03)              -               (.03)          15.28



                                                                             Ratio of expenses   Ratio of expenses        Ratio of
                                                                 Net assets,    to average net      to average net      net income
                                                      Total    end of period     assets before        assets after      to average
                                                  return (3)   (in millions)     reimbursement   reimbursement (4)       net asset
CLASS A:
 Year ended 7/31/2004                                 6.45%          $1,108               .74%                 .74%          4.67%
 Year ended 7/31/2003                                  3.06             955                .77                  .77           5.08
 Year ended 7/31/2002                                  5.10             823                .77                  .77           5.43
 Year ended 7/31/2001                                  9.14             650                .80                  .80           5.50
 Year ended 7/31/2000                                  1.61             550                .80                  .80           5.53
CLASS B:
 Year ended 7/31/2004                                  5.71              60               1.45                 1.45           3.96
 Year ended 7/31/2003                                  2.34              52               1.47                 1.47           4.34
 Year ended 7/31/2002                                  4.37              31               1.47                 1.47           4.68
 Year ended 7/31/2001                                  8.45              11               1.48                 1.48           4.72
 Period from 3/15/2000 to 7/31/2000                    3.16               2                .55                  .55           1.77
CLASS C:
 Year ended 7/31/2004                                  5.59              70               1.57                 1.57           3.83
 Year ended 7/31/2003                                  2.21              56               1.59                 1.59           4.19
 Year ended 7/31/2002                                  4.22              28               1.59                 1.59           4.53
 Period from 3/15/2001 to 7/31/2001                    3.34               4                .59                  .59           1.75
CLASS F:
 Year ended 7/31/2004                                  6.35              46                .82                  .82           4.55
 Year ended 7/31/2003                                  2.96              24                .85                  .85           4.91
 Year ended 7/31/2002                                  4.96              13                .88                  .88           5.26
 Period from 3/19/2001 to 7/31/2001                    3.43               1                .35                  .35           1.88
CLASS R-5:
 Year ended 7/31/2004                                  6.68              27                .51                  .51           4.90
 Year ended 7/31/2003                                  3.29              14                .53                  .53           5.19
 Period from 7/15/2002 to 7/31/2002                     .09               4                .02                  .02            .23


                                                                                        Year ended July 31
                                                                    2004         2003         2002          2001          2000

Portfolio turnover rate for all classes of shares                     6%           7%          12%           18%           33%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements and payments from CRMC. During the period ended
    July 31, 2004, CRMC voluntarily reduced fees for investment advisory services for all share classes.



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American High-Income Municipal Bond Fund (the "Fund") at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.



PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
September 15, 2004




TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending July 31, 2004.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid by the fund from net investment income. For purposes of computing this exclusion, all of the dividends paid by the fund from net investment income earned during the fiscal year qualify as exempt-interest dividends.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

There are several ways to invest in American High-Income Municipal Bond Fund. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.71 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.83 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.08 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.


EXPENSE EXAMPLE (unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 through July 31, 2004).

ACTUAL EXPENSES:
The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table below to estimate the impact of these fees by adding the amount of the fees to the number in the first line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in that first line under the heading entitled "Ending account value."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table below to estimate the impact of these fees by adding the amount of the fees to the number in the second line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in that second line under the heading entitled "Ending account value."

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning account         Ending account           Expenses paid         Annualized
                                                  value 2/1/2004        value 7/31/2004        during period (1)     expense ratio

Class A -- actual return                         $      1,000.00        $      1,009.75                  $ 3.70               .74%
Class A -- assumed 5% return                            1,000.00               1,021.18                    3.72               .74
Class B -- actual return                                1,000.00               1,006.25                    7.18              1.44
Class B -- assumed 5% return                            1,000.00               1,017.70                    7.22              1.44
Class C -- actual return                                1,000.00               1,005.67                    7.83              1.57
Class C -- assumed 5% return                            1,000.00               1,017.06                    7.87              1.57
Class F -- actual return                                1,000.00               1,009.34                    4.10               .82
Class F -- assumed 5% return                            1,000.00               1,020.79                    4.12               .82
Class R-5 -- actual return                              1,000.00               1,010.88                    2.55               .51
Class R-5 -- assumed 5% return                          1,000.00               1,022.33                    2.56               .51

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (182), and divided by 366 (to reflect the one-half year period).


BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS

                                          YEAR FIRST
                                             ELECTED
                                          A DIRECTOR
NAME AND AGE                          OF THE FUND(1)          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

AMBASSADOR RICHARD G.                           1999          Corporate director and author; former U.S.
CAPEN, JR., 70                                                Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.
                                                              (communications company); former Chairman and Publisher, The Miami
                                                              Herald

H. FREDERICK CHRISTIE, 71                       1994          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California
                                                              Edison Company)

DIANE C. CREEL, 55                              1994          Chairman of the Board and CEO, Ecovation, Inc.
                                                              (organic waste management)

MARTIN FENTON, 69                               1994          Chairman of the Board and CEO, Senior Resource  Group LLC
                                                              (development and management of senior living communities)

LEONARD R. FULLER, 58                           1994          President and CEO, Fuller Consulting (financial management consulting firm)

RICHARD G. NEWMAN, 69                           1994          Chairman of the Board and CEO, AECOM Technology Corporation
                                                              (engineering, consulting and professional technical services)

FRANK M. SANCHEZ, 60                            1999          Principal, The Sanchez Family Corporation
                                                              McDonald's Restaurants (McDonald's licensee)


"NON-INTERESTED" DIRECTORS

                                           NUMBER OF
                                          PORTFOLIOS
                                             IN FUND
                                          COMPLEX(2)
                                            OVERSEEN
NAME AND AGE                             BY DIRECTOR          OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

AMBASSADOR RICHARD G.                            14           Carnival Corporation
CAPEN, JR., 70

H. FREDERICK CHRISTIE, 71                        19           Ducommun Incorporated; IHOP Corporation;
                                                              Southwest Water Company; Valero L.P.

DIANE C. CREEL, 55                               12           Allegheny Technologies; BF Goodrich; Teledyne Technologies

MARTIN FENTON, 69                                16           None

LEONARD R. FULLER, 58                            14           None

RICHARD G. NEWMAN, 69                            13           Sempra Energy; Southwest Water Company

FRANK M. SANCHEZ, 60                             12           None


"INTERESTED" DIRECTORS(4)

                                           YEAR FIRST
                                            ELECTED A
                                          DIRECTOR OR         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                              OFFICER OF         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                        THE FUND(1)         PRINCIPAL UNDERWRITER OF THE FUND

PAUL G. HAAGA, JR., 55                          1994          Executive Vice President and Director, Capital
Chairman of the Board                                         Research and Management Company; Director, The Capital Group
                                                              Companies, Inc.;(5) Director, American Funds Distributors, Inc.(5)

ABNER D. GOLDSTINE, 74                          1994          Senior Vice President and Director, Capital
Vice Chairman of the Board                                    Research and Management Company

MARK R. MACDONALD, 45                           1996          Senior Vice President, Capital Research and
President and Principal                                       Management Company
Executive Officer


"INTERESTED" DIRECTORS4

                                          NUMBER OF
                                         PORTFOLIOS
                                            IN FUND
                                         COMPLEX(2)
NAME, AGE AND                              OVERSEEN
POSITION WITH FUND                      BY DIRECTOR           OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

PAUL G. HAAGA, JR., 55                           17           None
Chairman of the Board

ABNER D. GOLDSTINE, 74                           12           None
Vice Chairman of the Board

MARK R. MACDONALD, 45                             1           None
President and Principal
Executive Officer

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.

OTHER OFFICERS

                                           YEAR FIRST
                                              ELECTED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                              AN OFFICER         POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                     OF THE FUND(1)         UNDERWRITER OF THE FUND

DAVID A. HOAG, 39                               1997          Senior Vice President, Capital Research Company(5)
Executive Vice President

NEIL L. LANGBERG, 51                            1994          Vice President -- Investment Management Group,
Senior Vice President                                         Capital Research and Management Company

BRENDA S. ELLERIN, 41                           2001          Senior Vice President, Capital Research Company(5)
Vice President

EDWARD B. NAHMIAS, 52                           1999          Executive Vice President and Director, Capital
Vice President                                                Research Company(5)

KRISTINE M. NISHIYAMA, 34                       2003          Vice President and Counsel -- Fund Business
Vice President                                                Management Group, Capital Research and Management Company

JULIE F. WILLIAMS, 56                           1994          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

SHARON G. MOSELEY, 36                           2003          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

KIMBERLY S. VERDICK, 39                         1994          Assistant Vice President -- Fund Business
Assistant Secretary                                           Management Group, Capital Research and
                                                              Management Company

SUSI M. SILVERMAN, 34                           2001          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV. THE FUND'S PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004, IS ALSO AVAILABLE ON THE AMERICAN FUNDS AND SEC WEBSITES.

A complete portfolio of American High-Income Municipal Bond Fund investments is available upon request, free of charge, by calling American Funds Service Company or accessing the U.S. Securities and Exchange Commission website.

American High-Income Municipal Bond Fund files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge, upon request, by accessing the U.S. Securities and Exchange Commission website or by calling American Funds Service Company. You may also review or, for a fee, copy the forms at the Commission's Public Reference Room in Washington, D.C. (202/942-8090).

This report is for the information of shareholders of American High-Income Municipal Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
>  American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit No. MFGEAR-940-0904P

Litho in USA DD/CG/6376-S1900

Printed on recycled paper



ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Richard G. Newman, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees billed by the Registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

                  Registrant:
                        a)  Audit Fees:
                                    2003             $43,000
                                    2004             $42,000
                        b) Audit- Related Fees:
                                    2003             none
                                    2004             none
                        c)       Tax Fees:
                                    2003             $5,000
                                    2004             $6,000
                                    The tax fees consist of professional
                                    services relating to the preparation of the
                                    Registrant's tax returns.
                        d) All Other Fees:
                                    2003             none
                                    2004             none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

                        b) Audit- Related Fees:
                                    2003             none
                                    2004             none

                        c) Tax Fees:
                                    2003             none
                                    2004             none

                        d) All Other  Fees:
                                    2003             none
                                    2004             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $5,000 for fiscal year 2003 and $6,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Schedule of Investments

[logo - American Funds (r)]

AMERICAN HIGH-INCOME MUNICIPAL BOND
INVESTMENT PORTFOLIO
July 31, 2004

                                                                                          Principal amount     Market value
BONDS AND NOTES -- 94.49%                                                                            (000)            (000)

ALABAMA -- 0.52%
21st Century Auth., Tobacco Settlement Rev. Bonds, Series 2001, 5.25% 2009                          $2,215         $  2,269
Industrial Dev. Board of the Town of Courtland, Industrial Dev. Rev. Ref. Bonds
     (International Paper Co. Projects), Series 2003-A, 5.00% 2013                                   1,500            1,523
Special Care Fac. Fncg. Auth. of the City of Huntsville -- Carlton Cove,
     Retirement Fac. Rev. Bonds (Carlton Cove, Inc. Project), Series 2001,
     8.125% 2031                                                                                     4,750            3,087
                                                                                                                      6,879

ALASKA -- 0.93%
Industrial Dev. and Export Auth., Revolving Fund Ref. Bonds, Series 2002-A,
     AMT, MBIA insured, 5.50% 2010                                                                   1,775            1,938
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2000, 5.60% 2010                                                                         1,000            1,001
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2000, 6.20% 2022                                                                         1,465            1,357
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2001, 5.375% 2021                                                                        7,625            6,427
Student Loan Corp., Educational Loan Rev. Bonds, Series 2004-A-3, AMT, 5.25%
     2012                                                                                            1,420            1,519
                                                                                                                     12,242

ARIZONA -- 0.65%
Transportation Excise Tax Rev. Bonds (Maricopa County Regional Area Road Fund),
     Series 2002, 3.00% 2005                                                                         2,000            2,035
Industrial Dev. Auth. of the County of Navajo, Industrial Dev. Rev. Bonds
     (Stone Container Corp. Project), Series 1997, AMT, 7.20% 2027                                   3,600            3,604
Industrial Dev. Auth. of the County of Pima, Education Rev. Bonds (Charter
     Schools Project), Series 2002-E, 7.25% 2031                                                     1,000            1,047
Student Loan Acquisition Auth., Student Loan Rev. Ref. Bonds, Series 1999-A1,
     AMT, 5.45% 2011                                                                                 1,675            1,817
                                                                                                                      8,503

CALIFORNIA -- 10.35%
City of Antioch, Public Fncg. Auth., 1998 Reassessment Rev. Bonds, Subordinated
     Series B, 5.80% 2011                                                                            1,370            1,466
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev.
     Bonds (San Diego Hospital Association), Series 2001-A, 6.125% 2020                              3,000            3,172
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev.
     Bonds (San Diego Hospital Association), Series 2003-C, 5.375% 2021                              1,500            1,503
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
     Cert. of Part. (American Baptist Homes Foundation), Series 1998-A,
     6.10% 2017                                                                                      1,650            1,654
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
     Cert. of Part. (Episcopal Homes Foundation), Series 1998, 5.125% 2013                           1,500            1,501
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
     Cert. of Part. (Episcopal Homes Foundation), Series 1998, 5.125% 2018                           1,000              954
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Southern
     California Presbyterian Homes Obligated Group (Redwood Senior Homes and
     Services), Rev. Bonds, Series 2002, 6.125% 2032                                                 1,000            1,004
City of Chino Hills, Community Facs. Dist. No. 10 (Fairfield Ranch), Special
     Tax Bonds, 6.95% 2030                                                                           1,000            1,059
City of Chula Vista, Community Facs. Dist. No. 97-3 (Otay Ranch McMillin Spa
     One), Special Tax Bonds, Series 1999, 6.05% 2029                                                1,415            1,425
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 2004-H,
     4.45% 2026 (put 2011)                                                                           2,000            2,005
Community Facs. Dist. No. 2001-1 of the County of Orange (Ladera Ranch),
     Special Tax Bonds, Series 2002-A, 6.00% 2025                                                    1,000            1,019
Community Facs. Dist. No. 2002-1 of the County of Orange (Ladera Ranch),
     Special Tax Bonds, Series 2003-A, 5.00% 2017                                                    1,000              989
Community Facs. Dist. No. 2002-1 of the County of Orange (Ladera Ranch),
     Special Tax Bonds, Series 2003-A, 5.55% 2033                                                    1,500            1,463
Community Facs. Dist. No. 2002-1 of the Saugus Union School Dist., Series 2003,
     Special Tax Bonds, 6.00% 2033                                                                   1,000              983
Community Facs. Dist. No. 88-12 of the City of Temecula (Ynez Corridor),
     Special Tax Ref. Bonds, Series 1998-A, 5.35% 2009                                                 940              990
Community Facs. Dist. No. 99-1 (Talega) of the Santa Margarita Water Dist.,
     Special Tax Bonds, Series 1999, 6.10% 2014                                                      2,390            2,523
County of El Dorado, Community Facs. Dist. No. 1992-1 (El Dorado Hills Dev.),
     Special Tax Bonds, Series 1999, 6.125% 2016                                                       990            1,031
City of Folsom, Community Facs. Dist. No. 10, Special Tax Bonds, Series 1999,
     7.00% 2024                                                                                      3,000            3,190
City of Fontana, Community Facs. Dist. No. 12 (Sierra Lakes), Special Tax Bonds,
     Series 1999, 6.50% 2015                                                                         1,000            1,062
City of Fontana, Community Facs. Dist. No. 12 (Sierra Lakes), Special Tax Bonds,
     Series 1999, 6.625% 2030                                                                        1,000            1,041
Various Purpose G.O. Bonds 5.25% 2018                                                                2,000            2,126
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed
     Bonds, Series 2003-A1, 6.25% 2033                                                               2,500            2,267
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine
     Apartment Communities, LP), Series 1998-A1, AMT, 5.05% 2025 (put 2008)                          7,000            7,297
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine
     Apartment Communities, LP), Series 1998-A3, 5.10% 2025 (put 2010)                               5,000            5,219
Joint Powers Health Fncg. Auth., Centers Cert. of Part., Community Medical
     (Community Hospitals of Central California Project), Series 2001,
     5.00% 2012                                                                                      1,320            1,356
Lee Lake Water Dist., Community Facs. Dist. No. 1 (Sycamore Creek), Special Tax
     Bonds, Series 2003, 6.00% 2033                                                                  1,000            1,006
City of Lincoln, Community Facs. Dist. No. 2003-1 (Lincoln Crossing Project),
     Special Tax Bonds, Series 2003-A, 6.125% 2033                                                   5,000            5,000
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific Project),
     Series 1995-A, 6.10% 2010 (preref. 2005)                                                        1,000            1,061
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific Project),
     Series 1995-A, 6.125% 2015 (preref. 2005)                                                       2,500            2,652
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific Project),
      Series 1995-A, 6.125% 2023 (preref. 2005)                                                      1,500            1,591
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific Project),
      Series 1995-A, MBIA insured, 6.125% 2015 (preref. 2005)                                        1,000            1,061
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific Project),
      Series 1995-A, MBIA insured, 6.125% 2023 (preref. 2005)                                        2,500            2,652
City of Los Angeles, Multi-family Housing Rev. Bonds (GNMA Collateralized --
     Ridgecroft Apartments Project), Series 1997-E, AMT, 6.00% 2017                                    500              522
Pollution Control Fin. Auth., Variable Rate Demand Solid Waste Disposal Rev.
     Bonds (Waste Management, Inc. Project), Series 2003-A, AMT, 5.00% 2038
    (put 2013)                                                                                       2,000            2,001
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Ref. Bonds (USA Waste
     Services, Inc. Project), Series 1998-A, AMT, 5.10% 2018 (put 2008)                              4,000            4,162
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Browning-Ferris
     Industries of California, Inc. Project), BFI Corp., Guarantee, Series
     1996-A, AMT, 5.80% 2016                                                                         3,000            2,783
City of Poway, Community Facs. Dist. No. 88-1 (Parkway Business Centre),
     Special Tax Ref. Bonds, Series 1998, 6.75% 2015                                                 2,800            3,105
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison, Kern
     County at Delano II), Series 2003-C, 5.50% 2015                                                 3,225            3,495
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison, Kern
     County at Delano II), Series 2003-C, 5.50% 2017                                                 5,000            5,372
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison, Kern
     County at Delano II), Series 2003-C, 5.50% 2018                                                 1,000            1,069
Public Works Board, Lease Rev. Ref. Bonds (Dept. of Corrections, State
     Prison-Lassen County, Susanville), Series 2004-E, 3.00% 2006                                    2,000            2,026
Public Works Board, Lease Rev. Bonds (Dept. of Mental Health-Coalinga State
     Hospital), Series 2004-A, 5.00% 2011                                                            1,000            1,066
Public Works Board, Lease Rev. Bonds (Dept. of Mental Health-Coalinga State
     Hospital), Series 2004-A, 5.25% 2012                                                            1,855            2,005
Rural Home Mortgage Fin. Auth., Single-family Mortgage Rev. Bonds
     (Mortgage-backed Securities Program), Series 1995-B, AMT, 7.75% 2026                               15               15
County of Sacramento, Laguna Creek Ranch/Elliott Ranch Community Facs. Dist.
     No. 1, Improvement Area No. 2 Special Tax Ref. Bonds (Elliott Ranch),
     6.125% 2014                                                                                       250              263
County of Sacramento, Laguna Creek Ranch/Elliott Ranch Community Facs. Dist.
     No. 1, Improvement Area No. 2, Special Tax Ref. Bonds (Elliott Ranch),
     6.30% 2021                                                                                        500              516
City of Sacramento, North Natomas Community Facs. Dist. No. 4, Special Tax Bonds,
     Series 2003C, 6.00% 2028                                                                        1,500            1,514
City of Sacramento, North Natomas Community Facs. Dist. No. 4, Special Tax Bonds,
     Series 2003C, 6.00% 2033                                                                        2,000            2,004
Tobacco Securitization Auth. of Northern California, Tobacco Settlement
     Asset-backed Bonds, Series 2001-B (Sacramento County Tobacco
     Securitization Corp.), 5.00% 2028                                                                 500              417
San Bernardino Joint Powers Fncg. Auth., 2002 Tax Allocation Ref. Bonds
     (Secured by a Junior Lien on Certain Tax Increment Revenues Pledged Under
     Senior Loan Agreements), 6.625% 2026                                                            1,000            1,018
County of San Diego, Reassessment Dist. No. 97-1 (4-S Ranch), Limited Obligation
     Improvement Bonds, 6.00% 2009                                                                     995            1,027
County of San Diego, Reassessment Dist. No. 97-1 (4-S Ranch), Limited Obligation
     Improvement Bonds, 6.25% 2012                                                                     995            1,026
City of San Jose Fin. Auth., Lease Rev. Bonds (Civic Center Project), 2002-D,
     AMBAC insured, 5.00% 2039 (put 2006)                                                            5,000            5,275
South Tahoe Joint Powers Fncg. Auth., Rev. Ref. Bonds (South Tahoe Redev.
     Project Area No. 1), Series 1995-B, 6.25% 2020                                                  1,000            1,040
South Tahoe Joint Powers Fncg. Auth., Subordinate Bond Anticipation Notes
     (South Tahoe Redev. Project Area No. 1), Series 1999-A, 7.30% 2007
     (preref. 2004)                                                                                  5,500            5,556
South Tahoe Joint Powers Fncg. Auth., Subordinate Bond Anticipation Notes
     (South Tahoe Redev. Project Area No. 1), Series 1999-B, 7.30% 2007
     (preref. 2004)                                                                                  1,000            1,010
South Tahoe Joint Powers Fncg. Auth., Subordinate Bond Anticipation Notes
     (South Tahoe Redevelopment Project Area No. 1), Series 2003-B, 5.125% 2009                      1,000            1,036
California Statewide Communities Dev. Auth. (Kaiser Permanente Rev. Bonds),
     Series 2004-I, 3.45% 2035 (put 2011)                                                            3,600            3,476
Capistrano Unified School Dist., Community Facs. Dist. No. 90-2 (Talega),
     Improvement Area No. 2002-1, Special Tax Bonds, Series 2003, 6.00% 2033                         2,410            2,422
City of Temecula, Public Fncg. Auth., Special Tax Bonds, Community Facs. Dist.
     Series No. 03-03 (Wolf Creek), Series 2003, 5.80% 2026                                          1,000              983
City of Temecula, Public Fncg. Auth., Special Tax Bonds, Community Facs. Dist.
     No. 03-03 (Wolf Creek), Series 2003, 5.90% 2034                                                 2,500            2,457
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 6.00% 2014                         3,000            3,382
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 6.00% 2015                         1,500            1,676
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.875% 2016                        1,500            1,674
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.75% 2017                         2,500            2,761
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.375% 2022                        2,000            2,089
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, AMBAC insured,
     5.50% 2016                                                                                      1,000            1,101
City of West Sacramento, Community Facs. Dist. No. 16 (Bridgeway Lakes), Special
     Tax Bonds, 6.00% 2033                                                                           1,000            1,002
                                                                                                                    135,668

COLORADO -- 3.70%
Arapahoe County, Capital Improvement Trust Fund Highway Rev. Bonds (E-470
     Project), Senior Capital Appreciation Bonds, Series 2000-B, 0% 2034                             7,500              810
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT,
     FGIC insured, 5.00% 2011                                                                        1,000            1,059
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT,
     FGIC insured, 5.00% 2012                                                                        1,500            1,584
Eagle County, Bachelor Gulch Metropolitan Dist., G.O. Bonds, Series 1999,
     6.70% 2019                                                                                      3,500            3,701
EagleBend Affordable Housing Corp., Multi-family Housing Project Rev. Ref.
     Bonds, Series 1997-A, 6.20% 2012                                                                1,000            1,001
EagleBend Affordable Housing Corp., Multi-family Housing Project Rev. Ref.
     Bonds, Series 1997-A, 6.45% 2021                                                                2,000            1,937
EagleBend Dowd Affordable Housing Corp., Multi-family Housing Project Rev.
     Bonds, Series 1998-A, 6.53% 2024 (preref. 2005)                                                 1,665            1,748
EagleBend Dowd Affordable Housing Corp., Multi-family Housing Project Rev.
     Bonds, Series 1998-A, 6.53% 2029 (preref. 2005)                                                 1,320            1,386
EagleBend Dowd Affordable Housing Corp., Multi-family Housing Project Rev.
     Bonds, Series 1998-A, 6.63% 2039 (preref. 2005)                                                 2,950            3,098
Health Facs. Auth., Health Facs. Rev. Bonds (The Evangelical Lutheran Good
     Samaritan Society Project), Series 2000, 6.60% 2016                                             1,000            1,101
Health Facs. Auth., Health Facs. Rev. Bonds (The Evangelical Lutheran Good
     Samaritan Society Project), Series 2002, 5.90% 2027                                             1,830            1,858
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 1998-A,
     5.375% 2010                                                                                     1,000            1,070
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2002-A,
     5.00% 2008                                                                                      1,880            2,005
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series
     2002-B, 6.125% 2033                                                                             1,000            1,013
Housing and Fin. Auth., Single-family Program Senior Bonds, Series 1995-A, AMT,
     8.00% 2025                                                                                         15               15
Housing and Fin. Auth., Single-family Program Senior Bonds, Series 1995-B1, AMT,
     7.90% 2025                                                                                         20               20
Housing and Fin. Auth., Single-family Program Senior Bonds, Series 1997-B2, AMT,
     7.00% 2026                                                                                        135              137
City of Lakewood, The Plaza Metropolitan Dist. No. 1, Public Improvement Fee/Tax
     Increment Supported Rev. Bonds, Series 2003, 8.00% 2025                                         8,500            8,737
Lincoln Park Metropolitan Dist. (Douglas County), G.O. Limited Tax Ref. and
     Improvement Bonds, Series 2001, 7.75% 2026                                                      3,000            3,101
North Range Metropolitan Dist. No. 1 (City of Commerce City), Adams County,
     Limited Tax G.O. Bonds, Series 2001, 7.25% 2031                                                 1,000            1,000
Rampart Range Metropolitan Dist. No. 1 (City of Lone Tree), Rev. Bonds (Rampart
     Range Metropolitan Dist. No. 2 Project), Series 2001, 7.75% 2026                                7,660            7,916
Vista Ridge Metropolitan Dist. (Weld County), Limited Tax G.O. Bonds, Series
     2001, 7.50% 2031                                                                                4,110            4,192
                                                                                                                     48,489

CONNECTICUT -- 1.84%
Dev. Auth., Pollution Control Rev. Ref. Bonds (The Connecticut Light and Power
     Co. Project), Series 1993-A, 5.85% 2028                                                         1,375            1,431
Dev. Auth., Pollution Control Rev. Ref. Bonds (The Connecticut Light and Power
     Co. Project), Series 1993-B, AMT, 5.95% 2028                                                    1,500            1,561
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A, 6.375%
     2004 (escrowed to maturity) (1)                                                                   500              502
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A, 6.40%
     2011 (preref. 2007) (1)                                                                         3,470            3,862
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A,
     6.40% 2011 (1)                                                                                  6,590            7,038
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1997-B, 5.60%
     2009 (1)                                                                                        1,000            1,082
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1997-B, 5.75%
     2018 (1)                                                                                        3,000            3,125
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment, Public
     Improvement Bonds, Series 2001, 6.00% 2016                                                      1,200            1,287
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment, Public
     Improvement Bonds, Series 2001, 6.25% 2021                                                      2,000            2,146
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment, Public
     Improvement Bonds, Series 2001, 6.25% 2031                                                      2,000            2,088
                                                                                                                     24,122

DISTRICT OF COLUMBIA -- 0.37%
MedStar Health, Inc. Issue, Multimodal Rev. Bonds (Georgetown University
     Hospital and Washington Hospital Center Projects), Series 2001-B, 6.625%
     2031 (preref. 2005)                                                                             1,000            1,028
MedStar Health, Inc. Issue, Multimodal Rev. Bonds (Georgetown University
     Hospital and Washington Hospital Center Projects), Series 2001-C, 6.80%
     2031 (preref. 2006)                                                                             1,500            1,609
MedStar Health, Inc. Issue, Multimodal Rev. Bonds (Georgetown University
     Hospital and Washington Hospital Center Projects), Series 2001-D, 6.875%
     2031 (preref. 2007)                                                                             2,000            2,219
                                                                                                                      4,856

FLORIDA -- 11.66%
Arbor Greene Community Dev. Dist. (City of Tampa, Hillsborough County), Special
     Assessment Rev. Bonds, Series 2000, 6.50% 2007                                                     55               55
Beacon Tradeport Community Dev. Dist. (Miami-Dade County), Special Assessment
     Bonds (Industrial Project), Series 2002-B, 7.00% 2014                                             745              772
Beacon Tradeport Community Dev. Dist. (Miami-Dade County), Special Assessment
     Bonds (Industrial Project), Series 2002-B, 7.25% 2033                                           2,205            2,320
Capital Projects Fin. Auth., Continuing Care Retirement Community Rev. Bonds
     (Capital Projects Loan Program -- The Glenridge on Palmer Ranch Project),
     Series 2002-A, 8.00% 2032                                                                       5,400            5,509
Capital Projects Fin. Auth., Continuing Care Retirement Community Rev. Bonds
     (Capital Projects Loan Program -- The Glenridge on Palmer Ranch Project),
     Series 2002-B, 7.625% 2032 (put 2009)                                                           2,500            2,503
Championsgate Community Dev. Dist., Capital Improvement Rev. Bonds, Series
     1998-A, 6.25% 2020                                                                              2,740            2,653
The Crossings at Fleming Island Community Dev. Dist. (Clay County), Special
     Assessment Ref. Bonds, Series 1995, 8.25% 2016 (preref. 2005)                                   4,100            4,384
The Crossings at Fleming Island Community Dev. Dist. (Clay County), Special
     Assessment Ref. Bonds, Series 2000-C, 7.10% 2030                                                7,355            7,841
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group),
     Series 2003-A, 5.25% 2012                                                                       1,000            1,084
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group),
     Series 2003-A, 5.25% 2013                                                                       2,000            2,166
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group),
     Series 2003-A, 5.25% 2014                                                                       1,000            1,079
Fishhawk Community Dev. Dist. II, Special Assessment Rev. Bonds, Series 2003-B,
     5.00% 2007                                                                                      1,770            1,775
Fishhawk Community Dev. Dist. II, Special Assessment Rev. Bonds, Series 2004-B,
     5.125% 2009                                                                                     2,000            2,005
Fleming Island Plantation Community Dev. Dist. (Clay County), Series 2000-B
     (Long Term), 7.375% 2031                                                                          985            1,053
Gateway Services Community Dev. Dist., Special Assessment Bonds (Sun City
     Center Fort Myers Project), Series 2003-B, 5.50% 2010                                           1,515            1,525
Grand Haven Community Dev. Dist. (City of Palm Coast, Flagler County), Special
     Assessment Bonds, Series 2003, 5.20% 2007                                                         535              535
Greyhawk Landing, Community Dev. Dist. (Manatee County), Special Assessment
     Rev. Bonds, Series 2002-A, 7.00% 2033                                                             990            1,046
Greyhawk Landing, Community Dev. Dist. (Manatee County), Special Assessment
     Rev. Bonds, Series 2002-B, 6.25% 2009                                                             700              702
The Groves Community Dev. Dist. (Pasco County), Special Assessment Rev. Bonds,
     Series 2000-B, 7.625% 2008                                                                      2,105            2,015
Harbor Bay Community Dev. Dist. (Hillsborough County), Capital Improvement Rev.
     Bonds, Series 2001-B, 6.35% 2010                                                                3,475            3,512
Harbor Bay Community Dev. Dist. (Hillsborough County), Capital Improvement Rev.
     Bonds, Series 2002, 6.75% 2034                                                                  4,500            4,775
Heritage Harbour South Community Dev. Dist. (Manatee County), Capital
     Improvement Rev. Bonds, Series 2002-B, 5.40% 2008                                               1,830            1,834
Heritage Isles Community Dev. Dist. (Hillsborough County), Special Assessment
     Rev. Bonds, Series 1998-A, 5.75% 2005                                                             495              495
Heritage Isles Community Dev. Dist., Special Assessment Rev. Bonds, 5.90% 2006                         350              350
Heritage Palms Community Dev. Dist. (Fort Myers), Capital Improvement Rev.
     Bonds, Series 1999, 6.25% 2004                                                                    580              580
Heritage Pines Community Dev. Dist. (Pasco County), Capital Improvement Rev.
     Bonds, Series 1998-B, 5.50% 2005                                                                  225              225
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health
     System/Sunbelt Obligated Group), Series 2002-B, 5.00% 2011                                      2,000            2,127
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health
     System/Sunbelt Obligated Group), Series 2002-B, 5.00% 2012                                      1,365            1,439
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health
     System/Sunbelt Obligated Group), Series 2002-B, 5.00% 2013                                      3,535            3,677
Hillsborough County, Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa
     General Hospital Project), Series 2003-A, 5.00% 2012                                            1,000            1,049
Hillsborough County, Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa
     General Hospital Project), Series 2003-A, 5.00% 2013                                            1,500            1,559
Hillsborough County, Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa
     General Hospital Project), Series 2003-A, 5.00% 2018                                            3,795            3,793
Lake Ashton Community Dev. Dist. (City of Lake Wales, Polk County), Capital
     Improvement Rev. Bonds, Series 2001-A, 7.40% 2032                                                 940            1,003
Lake Ashton Community Dev. Dist. (City of Lake Wales, Polk County), Capital
     Improvement Rev. Bonds, Series 2001-B, 6.40% 2011                                                 645              650
Lake Ashton Community Dev. Dist. (City of Lake Wales, Polk County), Capital
     Improvement Rev. Bonds, Series 2003-B, 5.40% 2008                                               1,820            1,824
Lake Powell Residential Golf Community Dev. Dist. (Bay County), Special
     Assessment Rev. Bonds, Series 2000-B, 7.00% 2010                                                3,850            3,881
Lakewood Ranch Community Dev. Dist. 5 (Manatee County), Special Assessment Rev.
     Bonds, Series 2003, 5.30% 2007                                                                  2,000            2,009
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Cypress Cove at
     Healthpark Florida, Inc. Project), Series 1997-A, 6.25% 2017                                    2,500            2,517
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.25% 2007                                                                              1,000            1,050
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.50% 2009                                                                              1,800            1,913
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.75% 2011                                                                                500              531
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.75% 2013                                                                              1,410            1,470
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.75% 2015                                                                                500              515
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.50% 2021                                                                              3,800            3,740
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.50% 2029                                                                              1,250            1,171
Lee County, Solid Waste System Rev. Ref. Bonds, Series 2001, AMT, MBIA insured,
     5.25% 2009                                                                                      1,500            1,626
Lee County, Solid Waste System Rev. Ref. Bonds, Series 2001, AMT, MBIA insured,
     5.625% 2013                                                                                     4,000            4,326
Marshall Creek Community Dev. Dist. (St. Johns County), Special Assessment Bonds,
     Series 2000-A, 7.65% 2032                                                                       2,970            3,236
Marshall Creek Community Dev. Dist. (St. Johns County), Special Assessment Bonds,
     Series 2002, 6.625% 2032                                                                        4,935            5,110
Meadow Pointe III, Community Dev. Dist. (Pasco County), Capital Improvement
     Rev. Bonds, Series 2001-A, 6.85% 2033                                                           2,240            2,330
Meadow Pointe III, Community Dev. Dist. (Pasco County), Capital Improvement
     Rev. Bonds, Series 2003-B, 5.25% 2007                                                             875              876
Meadow Pointe III, Community Dev. Dist. (Pasco County), Capital Improvement
     Rev. Bonds, Series 2004-1, 4.80% 2009                                                           2,000            1,983
Meadow Pointe IV Community Dev. Dist. (Pasco County), Capital Improvement Rev.
     Bonds, Series 2003-B, 5.125% 2007                                                               2,000            2,005
Miami-Dade County, Miami International Airport (Hub of the Americas), Aviation
     Rev. Ref. Bonds, Series 2003-D, AMT, MBIA insured, 5.25% 2014                                   1,000            1,069
Midtown Miami Community Dev. Dist. (Miami-Dade County), Special Assessment
     Bonds (Infrastructure Project), Series 2004-B, 6.50% 2037                                       2,000            2,040
North Springs Improvement Dist. (Broward County), Special Assessment Bonds
     (Heron Bay Project), Series 1997, 7.00% 2019                                                    2,580            2,693
North Springs Improvement Dist., Special Assessment Bonds, Parkland Isles
     Project, Series 1997-A, 7.00% 2019                                                              1,000            1,045
Northern Palm Beach County Improvement Dist., Water Control and Improvement
     Bonds, Unit of Dev. No. 9A, Series 1996-A, 6.80% 2006 (escrowed to
     maturity)                                                                                         510              536
Northern Palm Beach County Improvement Dist., Water Control and Improvement
     Bonds, Unit of Dev. No. 9A, Series 1996-A, 7.30% 2027 (preref. 2006)                            1,500            1,679
Northern Palm Beach County Improvement Dist., Water Control and Improvement
     Bonds, Unit of Dev. No. 9B, Series 1999, 5.85% 2013                                               830              865
City of Orlando, Special Assessment Rev. Bonds (Conroy Road Interchange
     Project), Series 1998-A, 5.80% 2026                                                             3,250            3,228
Concorde Estates Community Dev. Dist. (Osceola County), Capital Improvement
     Rev. Bonds, Series 2004-B, 5.00% 2011                                                           1,000              997
Palm Beach County, Health Facs. Auth. Retirement Community Rev. Bonds (Adult
     Communities Total Services, Inc. Obligated Group), Series 1996,
     5.625% 2020                                                                                     3,230            3,280
Pine Air Lakes Community Dev. Dist., Collier County, Special Assessment Rev.
     Bonds, Series 2002, 7.25% 2033                                                                  2,500            2,600
School Board of Miami-Dade County, Cert. of Part., Series 2003-B, MBIA insured,
     5.00% 2031 (put 2011)                                                                           1,000            1,075
South-Dade Venture Community Dev. Dist. (Homestead), Special Assessment Rev.
     Bonds, Series 2002, 6.90% 2033                                                                  3,960            4,179
City of St. Cloud, Stevens Plantation Community Dev. Dist., Special Assessment
     Rev. Bonds, Series 2003-B, 6.375% 2013                                                          2,955            2,975
Stoneybrook West Community Dev. Dist. (City of Winter Garden, Orange County),
     Special Assessment Rev. Bonds, Series 2000-B, 6.45% 2010                                          450              455
Sumter Landing Community Dev. Dist. (Sumter County), Special Assessment Rev.
     Bonds, Series 2003, 6.875% 2023                                                                 1,000            1,028
Sumter Landing Community Dev. Dist. (Sumter County), Special Assessment Rev.
     Bonds, Series 2003, 6.95% 2033                                                                  1,000            1,026
University Place Community Dev. Dist. (Manatee County), Series 2001-B, 6.10%
     2007                                                                                            1,115            1,116
Urban Orlando Community Dev. Dist., Capital Improvement Rev. Bonds, Series
     2004, 6.00% 2020                                                                                1,000            1,007
Urban Orlando Community Dev. Dist. (City of Orlando), Capital Improvement Rev.
     Bonds, Series 2001-A, 6.95% 2033                                                                3,455           3,644
Venetian Community Dev. Dist., Sarasota County, Capital Improvement Rev. Bonds,
     Series 2002-A, 6.75% 2034                                                                       1,000            1,041
Venetian Community Dev. Dist., Sarasota County, Capital Improvement Rev. Bonds,
     Series 2002-B, 5.95% 2012                                                                         800              805
Village Community Dev. Dist. No. 5 (Sumter County), Special Assessment Rev.
     Bonds, Series 2003-B, 5.00% 2008                                                                4,000            4,002
Waterlefe Community Dev. Dist. (Manatee County), Capital Improvement Rev. Bonds,
     Series 2001-B, 6.25% 2010                                                                         360              361
                                                                                                                    152,949

GEORGIA -- 1.19%
City of Atlanta, Tax Allocation Bonds (Atlantic Station Project), Series 2001,
     7.75% 2014                                                                                     $1,000         $  1,037
City of Atlanta, Tax Allocation Bonds (Atlantic Station Project), Series 2001,
     7.90% 2024                                                                                      5,000            5,211
Dev. Auth. of Floyd County, Environmental Improvement Rev. Bonds (Georgia Kraft
     Co. Project), Series 1985, 5.70% 2015                                                           1,000            1,026
Dev. Auth. of the City of Milledgeville and Baldwin County, Rev. Bonds (Georgia
     College & State University Foundation Property III, LLC Student Housing
     System Project), Series 2004, AMT, 6.00% 2012                                                   1,790            1,950
Dev. Auth. of the City of Milledgeville and Baldwin County, Rev. Bonds (Georgia
     College & State University Foundation Property III, LLC Student Housing
     System Project), Series 2004, 5.00% 2015                                                        1,000              997
Dev. Auth. of the City of Milledgeville and Baldwin County, Rev. Bonds (Georgia
     College & State University Foundation Property III, LLC Student Housing
     System Project), Series 2004, 5.25% 2019                                                        2,750            2,774
G.O. Bonds, Series 2002-B, 4.50% 2005                                                                2,500            2,558
                                                                                                                     15,553

IDAHO -- 1.51%
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2004-A,
     Class III, AMT, 4.75% 2024                                                                      1,385            1,334
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1998-B2,
     AMT, 5.20% 2011                                                                                   505              517
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1999-B-2,
     AMT, 5.00% 2013                                                                                   630              647
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1999-D-3,
     AMT, 5.15% 2013                                                                                   665              685
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1999-G, AMT,
     5.75% 2014                                                                                        380              399
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2001-B-III,
     AMT, 5.75% 2020                                                                                 2,515            2,631
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2001-E,
     Class III, AMT, 5.40% 2021                                                                      1,810            1,849
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2001-F,
     Class III, AMT, 5.30% 2021                                                                      1,770            1,796
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2002-C,
     Class III, AMT, 5.50% 2021                                                                      1,580            1,638
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2002-E,
     Class III, AMT, 5.30% 2022                                                                      1,285            1,314
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2003-B,
     Class III, AMT, 5.10% 2023                                                                      1,095            1,099
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2003-C,
     Class III, AMT, 4.50% 2023                                                                      1,000              943
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2003-E,
     Class III, AMT, 5.15% 2023                                                                      1,575            1,598
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2004-B,
     Class III, AMT, 5.40% 2024                                                                      2,240            2,282
Housing and Fin. Association, Single-family Mortgage Subordinate Bonds, Series
     1997-H2, AMT, 5.40% 2010                                                                          680              688
Housing and Fin. Association, Single-family Mortgage Subordinate Bonds, Series
     1997-I2, AMT, 5.55% 2010                                                                          415              431
                                                                                                                     19,851

ILLINOIS -- 5.99%
Build Illinois Bonds (Sales Tax Rev. Bonds), Illinois FIRST, Series of September
     2001, 5.375% 2016                                                                               1,500            1,632
City of Chicago, Chicago O'Hare International Airport, Second Lien Passenger
     Fac. Charge Rev. Bonds, Series 2001-C, AMBAC insured, AMT, 5.50% 2015                           4,030            4,351
City of Chicago, Chicago O'Hare International Airport, Second Lien Passenger
     Fac. Charge Rev. Bonds, Series 2001-E, AMT, AMBAC insured, 5.50% 2016                           2,340            2,520
City of Chicago, Chicago O'Hare International Airport, Passenger Fac. Charge
     Rev. Bonds, Series 1996-A, AMBAC insured, 5.60% 2010                                            1,000            1,065
City of Chicago, Chicago O'Hare International Airport, Special Facs. Rev. Ref.
     Bonds (United Air Lines, Inc. Project), Series 1999-B, AMT, 5.20% 2011(2)                       2,500              481
City of Chicago, G.O. Bonds (Emergency Telephone System), Ref. Series 1999,
     FGIC insured, 5.25% 2020                                                                        1,000            1,097
City of Chicago, Midway Airport Rev. Bonds, Series 2001-A, FSA insured, AMT,
     5.50% 2015                                                                                      2,000            2,156
City of Chicago, Special Assessment Improvement Bonds (Lakeshore East Project),
     Series 2002, 6.75% 2032                                                                         2,000            2,054
Dev. Fin. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc.
     Project), Series 1997, AMT, 5.05% 2010                                                          3,035            3,122
Educational Facs. Auth., Adjustable Medium Term Rev. Bonds, Field Museum of
     Natural History, Series 2002, 4.45% 2036 (put 2014)                                             1,790            1,784
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement
     Fund, Inc. (University Center Project), Series 2002, 6.625% 2017                                2,500            2,689
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement
     Fund, Inc. (University Center Project), Series 2002, 6.00% 2022                                 1,000            1,017
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement
     Fund, Inc. (University Center Project), Series 2002, 6.25% 2030                                 6,000            6,115
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement
     Fund, Inc. (University Center Project), Series 2002, 6.25% 2034                                 2,500            2,556
Health Facs. Auth., Rev. Bonds (Alexian Brothers Health System), Series 1999,
     FSA insured, 5.125% 2028                                                                        1,000            1,004
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.50% 2008                     1,000            1,068
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.25% 2014                     1,500            1,528
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.25% 2018                       500              500
Health Facs. Auth., Rev. Bonds (Decatur Memorial Hospital), Series 2001, 6.25%
     2017                                                                                            5,000            5,488
Health Facs. Auth., Rev. Bonds (Edward Hospital Obligated Group), Series 2001-A,
     FSA insured, 5.50% 2017                                                                         1,500            1,609
Health Facs. Auth., Rev. Bonds (Friendship Village of Schaumburg), Series
     1997-A, 5.25% 2018                                                                              2,000            1,882
Health Facs. Auth., Rev. Bonds (Lutheran Senior Ministries Obligated Group --
     Lutheran Hillside Village Project), Series 2001-A, 7.375% 2031                                  1,500            1,483
Health Facs. Auth., Rev. Bonds (OSF Healthcare System), Series 1999, 6.25% 2019                      1,500            1,591
Health Facs. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2004,
     5.25% 2008                                                                                      2,500            2,691
Health Facs. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2004,
     5.25% 2011                                                                                      2,500            2,698
Health Facs. Auth., Rev. Bonds (Riverside Health System), Series 2002, 5.75%
     2022                                                                                            3,000            3,062
Health Facs. Auth., Rev. Bonds (Villa St. Benedict Project), Series 2003-A-1,
     6.90% 2033                                                                                      5,700            5,636
Health Facs. Auth., Rev. Ref. Bonds (Advocate Health Care Network), Series
     1997-A, 5.70% 2011                                                                                500              533
Health Facs. Auth., Rev. Ref. Bonds (Advocate Health Care Network), Series
     1997-A, 5.80% 2016                                                                              2,000            2,102
Health Facs. Auth., Rev. Ref. Bonds (Edward Hospital Project), Series 1993-A,
     6.00% 2019                                                                                      1,000            1,023
Health Facs. Auth., Rev. Ref. Bonds (Fairview Obligated Group Project), Series
     1995-A, 7.40% 2023                                                                              3,130            3,135
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Bonds,
     Series 1992-A, FGIC insured, 0% 2016                                                            3,350            1,916
Village of Montgomery, Kane and Kendall Counties, Special Assessment Improvement
     Bonds (Lakewood Creek Project), Series 2001, 7.75% 2030                                         3,947            4,348
Village of Robbins, Cook County, Resource Recovery Rev. Bonds (Robbins Resource
     Recovery Partners, L.P. Projects), Series 1999-A, AMT, 8.375% 2016(2)                           3,950                2
Village of Robbins, Cook County, Resource Recovery Rev. Bonds (Robbins Resource
     Recovery Partners, L.P. Projects), Series 1999-B, AMT, 8.375% 2016(2)                           1,545                1
Community Unit School Dist. Number 365-U, Will County (Valley View), G.O.
     Capital Appreciation School Bonds, Series 2002, FSA insured, 0% 2011                            3,500            2,611
                                                                                                                     78,550

INDIANA -- 1.64%
Dev. Fin. Auth., Exempt Facs. Rev. Ref. Bonds (Inland Steel Co. Project No.
     15), Series 1997-A, 5.75% 2011                                                                  1,000              835
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group), Series
     1999-D, 5.25% 2016 (preref. 2009)                                                               2,805          3,125
Health Fac. Fncg. Auth., Hospital Rev. Bonds (The Methodist Hospitals, Inc.),
     Series 2001, 5.25% 2008                                                                         1,325            1,419
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series
     2002-F, 5.00% 2019                                                                              3,450            3,515
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series
     2002-F, 5.50% 2009                                                                              2,305            2,529
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series
     2002-F, 5.50% 2015                                                                              1,000            1,081
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series
     2002-F, 5.50% 2016                                                                              1,000            1,075
Indianapolis Airport Auth., Special Fac. Rev. Bonds (United Air Lines, Inc.,
     Indianapolis Maintenance Center Project), Series 1995-A, AMT, 6.50% 2031(2)                     3,198              596
Indianapolis Airport Auth., Special Fac. Rev. Ref. Bonds (Federal Express Corp.
     Project), Series 2004, AMT, 5.10% 2017                                                          5,000            5,056
The Trustees of Indiana University, Indiana University Student Fee Bonds,
     Series O, FGIC insured, 5.375% 2016                                                             2,000            2,231
                                                                                                                     21,462
IOWA -- 0.17%
Fin. Auth., Rev. Ref. Bonds (Trinity Health Credit Group), Series 2000-B, AMBAC
     insured, 6.00% 2027                                                                             2,000            2,177

KANSAS -- 0.08%
City of Lenexa (Lakeview Village, Inc. -- Southridge Project), Health Care Fac.
     Rev. Bonds, Series 2002-C, 6.875% 2032                                                          1,000            1,044

KENTUCKY -- 1.60%
City of Ashland, Pollution Control Rev. Ref. Bonds (Ashland Inc. Project),
     Series 1999, 5.70% 2009                                                                         2,500            2,669
City of Ashland, Sewage and Solid Waste Rev. Bonds, Series 1995 (Ashland Inc.
     Project), AMT, 7.125% 2022                                                                      2,200            2,273
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds
     (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.60% 2008                        1,000            1,008
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds
     (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.80% 2012                        1,000              977
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds
     (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.85% 2017                        7,000            6,590
City of Maysville, Solid Waste Disposal Facs. Rev. Bonds (Inland Container
     Corp. Project), Series 1992, AMT, 6.90% 2022                                                    7,000            7,522
                                                                                                                     21,039

LOUISIANA -- 2.42%
Health Education Auth., Rev. Bonds (Lambeth House Project), Series 1996, 9.00%
     2026 (preref. 2006)                                                                             1,850            2,154
Health Education Auth., Rev. Ref. Bonds (Lambeth House Project), Series 1998-A,
     6.20% 2028                                                                                      5,000            4,877
Parish of Morehouse, Pollution Control Rev. Ref. Bonds, Series 2001-A, 5.25%
     2013                                                                                            2,500            2,603
Parish of West Feliciana, Pollution Control Rev. Bonds (Gulf States Utilities
     Co. Project), Series 1984-II, 7.70% 2014                                                        1,500            1,524
Parish of West Feliciana, Pollution Control Rev. Ref. Bonds (Entergy Gulf
     States, Inc. Project), Series 1999-A, 5.65% 2028 (put 2004)                                     2,500            2,507
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2030                             14,125           11,912
Village of Hodge, Combined Utility System Rev. Ref. Bonds, Series 2003, AMT,
     7.45% 2024                                                                                      6,000            6,143
                                                                                                                     31,720

MAINE -- 0.37%
Health and Higher Educational Facs. Auth., Rev. Bonds, Piper Shores Issue,
     Series 1999-A, 7.50% 2019                                                                       1,000            1,050
Health and Higher Educational Facs. Auth., Rev. Bonds, Piper Shores Issue,
     Series 1999-A, 7.55% 2029                                                                       2,000            2,081
State Housing Auth., Mortgage Purchase Bonds, Series 2000-C, AMT, 5.95% 2020                         1,700            1,778
                                                                                                                      4,909

MARYLAND -- 1.56%
Anne Arundel County, Econ. Dev. Corp., Rev. Bonds (Golf Course System), Series
     2001, 8.25% 2028                                                                                1,000              926
Anne Arundel County, Special Obligation Bonds (Arundel Mills Project), Series
     1999, 7.10% 2029 (preref. 2009)                                                                 1,000            1,201
Frederick County, Special Obligation Bonds (Urbana Community Dev. Auth.),
     Series 1998, 6.625% 2025                                                                        3,500            3,626
Frederick County, Special Obligation Bonds (Urbana Community Dev. Auth.),
     Series 2004-A, 5.95% 2030                                                                       3,000            2,986
Frederick County, Subordinate Special Obligation Bonds (Urbana Community Dev.
     Auth.), Series 2004-B, 6.25% 2030                                                               1,000             995
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds, Adventist HealthCare
     Issue, Series 2003-A, 5.00% 2012                                                                1,000             1,012
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds, MedStar Health
     Issue, Series 2004, 5.00% 2012                                                                  1,000            1,031
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds, MedStar Health
     Issue, Series 2004, 5.75% 2015                                                                  2,590            2,742
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds, MedStar Health
     Issue, Series 2004, 5.375% 2024                                                                 2,000            1,950
Housing Auth. of Prince George's County, Mortgage Rev. Bonds, Series 1997-A,
     (GNMA Collateralized -- Langley Gardens Apartments Project), 5.75% 2029                         1,000            1,034
Prince George's County (Dimensions Health Corp. Issue), Project and Rev. Ref.
     Bonds, Series 1994, 5.375% 2014                                                                 1,250              992
Prince George's County, Special Obligation Bonds (Woodview Village Phase II
     Subdistrict), Series 2002, 7.00% 2032                                                           1,980            2,010
                                                                                                                     20,505
MASSACHUSETTS -- 1.75%
Dev. Fin. Agcy., Resource Recovery Rev. Bonds (Waste Management, Inc. Project),
     Series 1999-B, AMT, 6.90% 2029 (put 2009)                                                       1,000            1,119
G.O. Bonds, Consolidated Loan of 2001, Series D, 5.50% 2017                                          5,000            5,598
Health and Educational Facs. Auth., Rev. Bonds, Partners HealthCare System
     Issue, Series C, 6.00% 2015                                                                     1,000            1,108
Industrial Fin. Agcy., Resource Recovery Rev. Ref. Bonds (Ogden Haverhill
     Project), Series 1998-A, AMT, 5.30% 2009                                                        6,300            6,274
Industrial Fin. Agcy., Rev. Bonds, Edgewood Retirement Community Project,
     Series 1995-A, 9.00% 2025 (preref. 2005)                                                        5,400            6,002
Water Resources Auth., General Rev. Bonds, Series 1993-C, AMBAC insured, 5.25%
     2020 (preref. 2004)                                                                             2,795            2,887
                                                                                                                     22,988

MICHIGAN -- 4.77%
Cert. of Part. (New Center Dev. Inc.), MBIA insured, 5.375% 2016 (preref. 2011)                      2,380            2,666
Econ. Dev. Corp. of the Township of Cornell, Environmental Improvement Rev. Ref.
     Bonds (MeadWestvaco-Escanaba Paper Co. Project), Series 2002, 5.875% 2018                       2,000            2,072
The Econ Dev. Corp. of the County of Delta, Environmental Improvement Rev. Ref.
     Bonds (MeadWestvaco-Escanaba Paper Co. Project), Series 2002-A, 6.25% 2027                      2,000            2,080
City of Detroit, Limited Tax G.O. Bonds, Series 1995-A, 6.40% 2005                                   1,145            1,182
City of Flint, Hospital Building Auth., Rev. Ref. Bonds (Hurley Medical Center),
     Series 1998-A, 5.00% 2008                                                                       2,030            2,039
City of Flint, Hospital Building Auth., Rev. Rental Bonds (Hurley Medical
     Center), Series 1998-B, 5.375% 2018                                                             1,000              948
City of Flint, Hospital Building Auth. Rev. Rental Bonds (Hurley Medical
     Center), Series 1998-B, 5.375% 2028                                                             3,250            2,908
Hospital Fin. Auth., Hospital Rev. Bonds (The Detroit Medical Center Obligated
     Group), Series 1998-A, 5.125% 2018                                                              1,550            1,167
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Sinai Hospital of Greater
     Detroit), Series 1995, 6.00% 2008                                                                 820              767
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Hackley Hospital Obligated
     Group), Series 1998-A, 5.30% 2013                                                               1,000            1,013
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Health System),
     Series 2003-A, 5.50% 2016                                                                       2,500            2,621
Hospital Fin. Auth., Hospital Rev. Ref. Bonds ( Henry Ford Health System),
     Series 2003-A, 5.50% 2013                                                                       1,000            1,077
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Trinity Health Credit Group),
     Series 2002-C, 5.375% 2023                                                                      1,500            1,546
Hospital Fin. Auth., Hospital Rev. Ref. Bonds, Genesys Health System Obligated
     Group, Series 1995-A, 8.00% 2005 (escrowed to maturity)                                         2,000            2,085
Hospital Fin. Auth., Hospital Rev. Ref. Bonds, Genesys Health System Obligated
     Group, Series 1995-A, 8.10% 2013 (preref. 2005)                                                 1,100            1,203
Hospital Fin. Auth., Hospital Rev. Ref. Bonds, Genesys Health System Obligated
     Group, Series 1995-A, 7.50% 2027 (preref. 2005)                                                 2,265            2,418
Hospital Fin. Auth., Hospital Rev. Ref. Bonds, Pontiac Osteopathic, Series
     1994-A, 5.375% 2006                                                                             1,050            1,055
Hospital Fin. Auth., Hospital Rev. Ref. Bonds, Pontiac Osteopathic, Series
     1994-A, 6.00% 2014                                                                              1,000            1,005
Housing Dev. Auth., Single-family Mortgage Rev. Bonds, Series 2001-A, AMT, MBIA
     insured, 5.30% 2016                                                                             2,110            2,201
Econ. Dev. Corp. of the County of Midland, Subordinated Pollution Control
     Limited Obligation Rev. Ref. Bonds (Midland Cogeneration Project), Series
     2000-A, AMT, 6.875% 2009                                                                        6,865            7,046
Municipal Bond Auth., Public School Academy Facs. Program Rev. Bonds (Detroit
     Academy of Arts and Sciences Project), Series 2001-A, 7.90% 2021                                3,400            3,503
Municipal Bond Auth., Public School Academy Facs. Program Rev. Bonds (Detroit
     Academy of Arts and Sciences Project), Series 2001-A, 8.00% 2031                                2,300            2,369
City of Saginaw, Hospital Fin. Auth. Rev. Ref. Bonds (Covenant Medical Center,
     Inc.), Series 2004-G, 5.00% 2010                                                                1,330            1,423
City of Saginaw, Hospital Fin. Auth. Rev. Ref. Bonds (Covenant Medical Center,
     Inc.), Series 2004-G, 5.00% 2014                                                                1,600            1,667
City of Saginaw, Hospital Fin. Auth. Rev. Ref. Bonds (Covenant Medical Center,
     Inc.), Series 2004-G, 5.00% 2015                                                                1,710            1,767
City of Saginaw, Hospital Fin. Auth. Rev. Ref. Bonds (Covenant Medical Center,
     Inc.), Series 2004-G, 5.00% 2017                                                                2,425            2,471
State of Michigan and New Center Dev., Inc., Cert. of Part., Series 2004-A,
     MBIA insured, 5.00% 2031                                                                        1,500            1,614
Strategic Fund, Limited Obligation Rev. Bonds (United Waste Systems, Inc.
     Project), Series 1995, 5.20% 2010                                                               4,250            4,401
Strategic Fund, Solid Waste Disposal Limited Obligation Rev. Ref. Bonds (Waste
     Management, Inc. Project), Series 2004, AMT, 3.00% 2013 (put 2007)                              1,000              985
Charter County of Wayne (Detroit Metropolitan Wayne County Airport), Rev. Ref.
     Bonds, Series D, AMT, FGIC insured, 5.50% 2013                                                  3,000            3,259
                                                                                                                     62,558

MINNESOTA -- 0.10%
Housing and Redev. Auth. of the City of St. Paul and the City of Minneapolis,
     Health Care Fac. Rev. Bonds, Series 2003, 5.25% 2009                                            1,250            1,321

MISSISSIPPI -- 0.26%
G.O. Ref. Bonds, Series 2002-A, 5.50% 2018                                                           1,000            1,137
G.O. Ref. Bonds, Series 2003-A, 5.25% 2017                                                           2,000            2,221
                                                                                                                      3,358

MISSOURI -- 0.47%
Health and Educational Facs. Auth. Rev. Bonds (SSM Health Care), Series 2002-A,
     5.25% 2012                                                                                      2,515            2,730
Transportation Dev. Dist. (Missouri Bottom Road/Taussig Road) (Hazelwood, St.
     Louis County), Transportation Rev. Bonds, Series 2002, 7.20% 2033                               3,300            3,417
                                                                                                                      6,147

MONTANA -- 0.12%
City of Forsyth, Pollution Control Rev. Ref. Bonds, Series 1999-B, AMT, AMBAC
     insured, 5.125% 2034 (put 2008)                                                                 1,500            1,601

NEBRASKA -- 0.05%
City of Kearney, Industrial Dev. Rev. Bonds, Series 2003-A, 8.00% 2012                                 713              640
City of Kearney, Industrial Dev. Rev. Bonds, Series 2003-B, 0% 2012                                  7,943                --*
                                                                                                                        640

NEVADA -- 4.48%
Clark County Pollution Control Rev. Ref. Bonds (Southern California Edison Co.),
     AMT, 3.25% 2031 (put 2009)                                                                      2,000            1,956
Clark County, Special Improvement Dist. No. 121 (Southern Highlands Area),
     Local Improvement Bonds, Series 1999, 7.00% 2009                                                2,395            2,486
Clark County, Special Improvement Dist. No. 121 (Southern Highlands Area),
     Local Improvement Bonds, Series 1999, 7.50% 2019                                               11,140           12,036
Clark County, Special Improvement Dist. No. 132 [Summerlin South Area (Villages
     15A and 18)], Local Improvement Bonds, Series 2001, 6.125% 2011                                 1,030            1,065
Clark County, Special Improvement Dist. No. 132 [Summerlin South Area (Villages
     15A and 18)], Local Improvement Bonds, Series 2001, 6.40% 2014                                  1,240            1,280
Clark County, Special Improvement Dist. No. 132 [Summerlin South Area (Villages
     15A and 18)], Local Improvement Bonds, Series 2001, 6.50% 2015                                    990            1,022
Clark County, Special Improvement Dist. No. 132 [Summerlin South Area (Villages
     15A and 18)], Local Improvement Bonds, Series 2001, 6.875% 2021                                 2,525            2,607
Clark County, Special Improvement Dist. No. 142 (Mountain's Edge), Local
     Improvement Bonds, Series 2003, 5.60% 2013                                                      1,000            1,018
Clark County, Special Improvement Dist. No. 142 (Mountain's Edge), Local
     Improvement Bonds, Series 2003, 5.75% 2014                                                      1,000            1,022
Clark County, Special Improvement Dist. No. 142 (Mountain's Edge), Local
     Improvement Bonds, Series 2003, 6.375% 2023                                                     3,375            3,462
City of Henderson, Health Fac. Rev. Bonds (Catholic Healthcare West), Series
     1998-A, 5.375% 2026                                                                             2,000            1,889
City of Henderson, Health Fac. Rev. Bonds (Catholic Healthcare West), Series
     1999-A, 6.75% 2020                                                                              2,000            2,160
City of Henderson, Local Improvement Dist. No. T-14 (Anthem Master Planned
     Community), Limited Obligation Improvement Bonds, 5.10% 2012                                    1,000            1,015
City of Henderson, Local Improvement Dist. No. T-14 (Anthem Master Planned
     Community), Limited Obligation Improvement Bonds, 5.55% 2017                                    3,000            3,045
City of Henderson, Local Improvement Dist. No. T-4C (Green Valley Properties),
     Limited Obligation Ref. Bonds, Series 1999-A, 5.75% 2013                                        1,655            1,685
City of Henderson, Local Improvement Dist. No. T-4C (Green Valley Properties),
     Limited Obligation Ref. Bonds, Series 1999-A, 5.90% 2018                                          970              980
Housing Division, Single-family Mortgage Bonds, Series 1999-B1, 4.95% 2012                             345              356
Housing Division, Single-family Mortgage Bonds, Series 1999-D2, AMT, 5.90% 2013                        760              795
City of Las Vegas, Special Improvement Dist. No. 607 (Providence), Local
     Improvement Bonds, Series 2004, 5.75% 2016                                                      2,180            2,216
City of Las Vegas, Special Improvement Dist. No. 808 (Summerlin Area), Local
     Improvement Bonds, Series 2001, 6.40% 2015                                                      1,395            1,443
City of Las Vegas, Special Improvement Dist. No. 808 (Summerlin Area), Local
     Improvement Bonds, Series 2001, 6.75% 2021                                                      1,985            2,050
City of North Las Vegas, Special Improvement Dist. No. 60 (Aliante), Local
     Improvement Bonds, Series 2002, 6.125% 2017                                                     2,715            2,736
City of North Las Vegas, Special Improvement Dist. No. 60 (Aliante), Local
     Improvement Bonds, Series 2002, 6.40% 2022                                                      3,000            3,017
Washoe County (Reno-Sparks Convention & Visitors Auth.), G.O. (Limited Tax)
     Convention Center, Capital Appreciation Bonds, Series 1999-B, FSA insured,
     0% 2016                                                                                         4,140            2,355
Washoe County, Water Facs. Rev. Ref. Bonds (Sierra Pacific Power Co. Project),
     Series 2001, AMT, 5.00% 2036 (put 2009)                                                         5,000            5,005
                                                                                                                     58,701

NEW HAMPSHIRE -- 0.26%
Business Fin. Auth., 6% Pollution Control Rev. Ref. Bonds (Public Service Co.
     of New Hampshire Project -- 1992 Tax-Exempt Series D), AMT, 6.00% 2021                          2,000            2,087
Health and Education Facs. Auth., Exeter Hospital Obligated Group Issue, Series
     2001-A, 5.75% 2031                                                                              1,000            1,027
Housing Fin. Auth., Single-family Mortgage Acquisition Rev. Bonds, Series
     1997-D, AMT, 5.60% 2012                                                                           230              241
                                                                                                                      3,355
NEW JERSEY -- 2.60%
Econ. Dev. Auth., Econ. Dev. Bonds, Kapkowski Road Landfill Reclamation
     Improvement Dist. Project (City of Elizabeth), Series 1998-A, 6.375% 2031
     (preref. 2014)                                                                                  3,750            4,518
Econ. Dev. Auth., First Mortgage Rev. Bonds (Fellowship Village Project),
     Series 1998-C, 5.50% 2018                                                                       1,000            1,001
Econ. Dev. Auth., First Mortgage Rev. Bonds (Fellowship Village Project),
     Series 1998-C, 5.50% 2028                                                                       1,500            1,411
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project),
     Series 1998-A, 5.10% 2008                                                                       1,250            1,284
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project),
     Series 1998-A, 5.20% 2009                                                                       1,000            1,029
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project),
     Series 1998-A, 5.30% 2010                                                                       1,000            1,033
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project),
     Series 1998-A, 5.50% 2025                                                                       1,000              947
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project),
     Tax-Exempt Term Bonds, Series 1998-A, 5.50% 2018                                                1,000            1,001
Econ. Dev. Auth., First Mortgage Rev. Fixed-Rate Bonds (Fellowship Village
     Project), Series 1995-A, 9.25% 2025 (preref. 2005)                                              2,000            2,104
Econ. Dev. Auth., First Mortgage Rev. Fixed-Rate Bonds (Winchester Gardens at
     Ward Homestead Project), Series 1996-A, 8.50% 2016 (preref. 2006)                               1,000            1,151
Econ. Dev. Auth., First Mortgage Rev. Fixed-Rate Bonds (Winchester Gardens at
     Ward Homestead Project), Series 1996-A, 8.625% 2025 (preref. 2006)                              3,000            3,460
Econ. Dev. Auth., Retirement Community Rev. Bonds (Cedar Crest Village, Inc.
     Fac.), Series 2001-A, 7.25% 2031                                                                2,250            2,283
Econ. Dev. Auth., Retirement Community Rev. Bonds (Cedar Crest Village, Inc.
     Fac.), Series 2001-B, 5.50% 2006                                                                1,345            1,345
Econ. Dev. Auth., Retirement Community Rev. Bonds (Seabrook Village, Inc. Fac.),
     Series 2000-A, 8.25% 2030                                                                       9,000            9,633
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series
     2003, 4.375% 2019                                                                               2,000            1,903
                                                                                                                     34,103

NEW MEXICO -- 0.90%
Capital Projects G.O. Bonds, Series 2004, 4.00% 2005                                                 4,000            4,062
Dona Ana County, Improvement Dist. Bonds (Santa Teresa Improvement Dist.
     - Airport Road Business Center, Phase III), Series 2001-A, 8.375% 2021                          2,215            2,229
Dona Ana County, Improvement Dist. Bonds (Santa Teresa Improvement Dist.
     - Border Industrial Park, Phase I & II), Series 2001-B, 8.875% 2021                             5,560            5,536
                                                                                                                     11,827

NEW YORK -- 6.73%
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds, Series
     1998-C, 5.00% 2010                                                                              1,930            2,057
Dormitory Auth., Third General Resolution Rev. Bonds (State University
     Educational Facs. Issue), Series 2002-B, 5.25% 2023 (put 2012)                                  2,500            2,707
Dormitory Auth., Third General Resolution Rev. Bonds (State University
     Educational Facs. Issue), Series 2002-B, 6.00% 2029 (put 2012)                                  4,000            4,522
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City), Series
     1996-A, 6.00% 2006                                                                              1,000            1,072
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City), Series
     1996-A, 6.00% 2007                                                                              2,000            2,140
Housing Fin. Agcy., Service Contract Obligation Rev. Ref. Bonds, Series 1997-C,
     5.10% 2009                                                                                        800              855
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B,
     5.25% 2012                                                                                      5,000            5,414
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B,
     5.25% 2013                                                                                      1,500            1,620
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B,
     5.25% 2014                                                                                      1,000            1,076
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-C,
     5.50% 2014                                                                                      1,000            1,088
Metropolitan Transportation Auth., State Service Contract Ref. Bonds, Series
     2002-A, 5.125% 2024                                                                             2,000            2,042
City of New York, G.O. Bonds, Fiscal 1998 Series B, 5.25% 2010                                       1,000            1,055
City of New York, G.O. Bonds, Fiscal 2001 Series F, 5.00% 2008                                       2,000            2,146
City of New York, G.O. Bonds, Fiscal 2001 Series F, 5.00% 2009                                       2,510            2,703
City of New York, G.O. Bonds, Fiscal 2002 Series B, 5.50% 2012                                       3,000            3,280
City of New York, G.O. Bonds, Fiscal 2002 Series C, 5.25% 2021                                       1,720            1,786
City of New York, G.O. Bonds, Fiscal 2004, Series I, 4.50% 2012                                      5,000            5,179
City of New York, G.O. Bonds, Fiscal 2004, Series I, 5.00% 2015                                      5,000            5,263
City of New York, G.O. Bonds, Fiscal 2002 Series G, XLCA insured, 5.50% 2012                         2,475            2,766
New York City Industrial Dev. Agcy., Solid Waste Disposal Rev. Bonds (1995 Visy
     Paper (NY), Inc. Project), AMT, 7.55% 2005                                                        300              303
New York City Industrial Dev. Agency, Industrial Dev. Rev. Bonds (Brooklyn Navy
     Yard Cogeneration Partners, L.P. Project), Series 1997, AMT, 6.20% 2022                         5,335            5,231
Cert. of Part., City University of New York (John Jay College of Criminal
     Justice Project Ref.), 6.00% 2006                                                               1,475            1,582
New York City Transitional Fin. Auth., Future Tax Secured Ref. Bonds, Fiscal
     2003 Series B, 5.25% 2029                                                                       4,600            4,985
Onondaga County Industrial Dev. Agcy., Solid Waste Disposal Fac. Rev. Ref.
     Bonds (Solvay Paperboard LLC Project), Series 1998, AMT, 6.80% 2014                             1,500            1,548
Port Auth. of New York and New Jersey, Consolidated Bonds, Series 131, AMT,
     5.00% 2009                                                                                      4,525            4,830
Port Auth. of New York and New Jersey, Consolidated Bonds, Series 119, FGIC
     insured, AMT, 5.00% 2006                                                                        3,000            3,173
Port Auth. of New York and New Jersey, Special Project Bonds, Series 4, AMT,
     KIAC Partners Project, 6.75% 2011                                                               4,000            4,178
Port Auth. of New York and New Jersey, Special Project Bonds, Series 4, AMT,
     KIAC Partners Project, 7.00% 2007                                                               1,000            1,034
Suffolk County Industrial Dev. Agcy., Continuing Care Retirement Community Rev.
     Bonds (Peconic Landing at Southhold, Inc. Project), Series 2000-A,
     8.00% 2030                                                                                      2,000            2,039
Triborough Bridge and Tunnel Auth., General Rev. Ref. Bonds, Series 2002-B,
     5.25% 2014                                                                                      2,000            2,221
Urban Dev. Corp., Corp. Purpose Bonds, Series 2004-A, 5.125% 2016                                    1,280            1,347
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds
     (Empire State Dev. Corp.), Series 2002-A, 5.00% 2017 (put 2011)                                 4,000            4,256
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds
     (Empire State Dev. Corp.), Series 2002-A, 5.50% 2017 (put 2011)                                 2,500            2,730
                                                                                                                     88,228

NORTH CAROLINA -- 1.79%
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B,
     6.00% 2026                                                                                      1,000            1,094
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B,
     7.25% 2007                                                                                      1,500            1,649
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B,
     7.00% 2008                                                                                      1,000            1,119
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B,
     6.125% 2009                                                                                     3,950            4,360
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-C,
     7.00% 2007                                                                                      1,000            1,094
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1999-A,
     5.20% 2010                                                                                      2,000            2,129
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1999-B,
     5.55% 2014                                                                                      1,000            1,059
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1999-B,
     5.70% 2017                                                                                      2,000            2,106
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1999-D,
     6.75% 2026                                                                                      1,000            1,095
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-C,
     5.125% 2014                                                                                     2,000            2,089
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-C,
     5.375% 2017                                                                                     1,500            1,565
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-D,
     5.50% 2014                                                                                      1,500            1,616
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds, Series 1999-B,
     6.50% 2020                                                                                      1,000            1,097
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds, Series 2003-A,
     5.50% 2013                                                                                      1,250            1,361
                                                                                                                     23,433

NORTH DAKOTA -- 0.04%
Housing Fin. Agcy., Rev. Bonds, Series 1998-A, AMT, 5.25% 2018                                         520              532

OHIO -- 1.48%
City of Cleveland, Airport Special Rev. Bonds (Continental Airlines, Inc.
     Project), Series 1998, AMT, 5.375% 2027                                                         2,750         1,718
City of Cleveland, Airport Special Rev. Bonds (Continental Airlines, Inc.
     Project), Series 1999, AMT, 5.70% 2019                                                          1,500          1,085
Higher Educational Fac. Commission, Adjustable Rev. Bonds (Kenyon College 2002
     Project), 5.05% 2037 (put 2016)                                                                 3,250            3,397
Higher Educational Fac. Commission, Higher Educational Adjustable Rev. Bonds
     (Kenyon College 2002 Project), 4.95% 2037 (put 2015)                                            1,060            1,106
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners),
     Series 2002-A, 5.50% 2013                                                                       1,075            1,163
County of Lorain, Hospital Facs. Rev. Ref. and Improvement Bonds (Catholic
     Healthcare Partners), Series 2001-A, 5.25% 2008                                                 1,000            1,077
County of Lorain, Hospital Facs. Rev. Ref. and Improvement Bonds (Catholic
     Heathcare Partners), Series 2001-A, 5.25% 2010                                                  1,000            1,081
County of Montgomery, Hospital Facs. Rev. Bonds (Kettering Medical Center
     Network Obligated Group), Series 1999, 6.75% 2018                                               1,000            1,096
County of Montgomery, Hospital Facs. Rev. Bonds (Kettering Medical Center
     Network Obligated Group), Series 1999, 6.75% 2022                                               1,000            1,083
County of Richland, Hospital Facs. Rev. Improvement Bonds (MedCentral Health
     System Obligated Group), Series 2000-B, 6.375% 2022                                             1,000            1,060
County of Richland, Hospital Facs. Rev. Improvement Bonds (MedCentral Health
     System Obligated Group), Series 2000-B, 6.375% 2030                                             1,750            1,837
Water Dev. Auth., Solid Waste Disposal Rev. Bonds (Bay Shore Power Project),
     Series 1998-A, AMT, 5.875% 2020                                                                 3,900            3,638
                                                                                                                     19,341

OKLAHOMA -- 0.82%
Langston Econ. Dev. Auth., Student Housing Rev. Bonds (Langston Community Dev.
     Corp. Project), Series 2000-A, 7.40% 2017                                                       2,710            2,639
Langston Econ. Dev. Auth., Student Housing Rev. Bonds (Langston Community Dev.
     Corp. Project), Series 2000-A, 7.75% 2030                                                       6,050            5,869
Trustees of the Tulsa Municipal Airport Trust, Rev. Bonds, Ref. Series 2001-B,
     AMT, 5.65% 2035 (put 2008)                                                                      2,500            2,277
                                                                                                                     10,785

OREGON -- 0.62%
City of Klamath Falls, Electric Rev. Ref. Bonds (Klamath Cogeneration Project),
     Series 1999, 5.75% 2013                                                                         2,000            2,007
City of Klamath Falls, Electric Rev. Ref. Bonds (Klamath Cogeneration Project),
     Series 1999, 5.875% 2016                                                                        3,500            3,450
City of Klamath Falls, Electric Rev. Ref. Bonds (Klamath Cogeneration Project),
     Series 1999, 6.00% 2025                                                                         2,750            2,667
                                                                                                                      8,124

PENNSYLVANIA -- 1.50%
G.O. Bonds, Second Ref. Series of 2002, 5.00% 2005                                                   4,000            4,159
Hospitals and Higher Education Facs. Auth. of Philadelphia, Frankford Hospital,
     Series A, 6.00% 2014 (escrowed to maturity)                                                       465              478
Hospitals and Higher Education Facs. Auth. of Philadelphia, Hospital Rev. Bonds
     (Temple University Hospital), Series 1997, 5.70% 2009                                           1,000            1,029
Housing Fin. Agcy., Single-family Mortgage Rev. Bonds, Series 1997-58A, AMT,
     5.85% 2017                                                                                      1,400            1,451
Lehigh County, General Purpose Auth. Rev. Bonds (KidsPeace Obligated Group),
     Series 1998, ACA-CBI insured, 5.70% 2009                                                        1,000            1,036
Montgomery County Industrial Dev. Auth. Retirement Community Rev. Bonds (ACTS
     Retirement Life Communities, Inc. Obligated Group), Series 1996-B,
     5.75% 2017                                                                                      4,000            4,052
Montgomery County Industrial Dev. Auth., Retirement Community Rev. Ref. Bonds
     (ACTS Retirement Life Communities, Inc. Obligated Group), Series 1996-A,
     5.875% 2022                                                                                     1,000            1,007
Philadelphia Auth. for Industrial Dev., Rev. Bonds (Cathedral Village Project),
     Series 1998, 5.50% 2010                                                                         1,000            1,015
Philadelphia Auth. for Industrial Dev., Rev. Bonds (Cathedral Village Project),
     Series 1998, 5.30% 2007                                                                         1,145            1,162
Westmoreland County, Health Care Fac. Rev. Bonds (Redstone Presbyterian
     SeniorCare Obligated Group), Fixed Rate Rev. Bonds, Series 2000-B,
     8.125% 2030                                                                                     4,000            4,285
                                                                                                                     19,674

PUERTO RICO -- 0.57%
Commonwealth of Puerto Rico, Public Improvement Ref. G.O. Bonds, Series 2003-C,
     5.00% 2018 (put 2008)                                                                           7,000            7,488

Rhode Island -- 0.47%
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds, Lifespan
     Obligated Group Issue, Series 2002, 6.375% 2021                                                 1,000            1,047
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds, Lifespan
     Obligated Group Issue, Series 2002, 6.50% 2032                                                  3,000            3,116
Housing and Mortgage Fin. Corp., Homeownership Opportunity Bonds, Series 9-B1,
     AMT, 5.55% 2013                                                                                 2,000            2,024
                                                                                                                      6,187

SOUTH CAROLINA -- 1.92%
Georgetown County, Environmental Improvement Rev. Ref. Bonds (International
     Paper Co. Projects), Series 2002-A, 5.70% 2014                                                  2,500            2,700
Georgetown County, Pollution Control Rev. Ref. Bonds (International Paper Co.
     Projects), Series 1999-A, 5.125% 2012                                                           1,000            1,033
Piedmont Municipal Power Agcy., Electric Rev. Bonds, Ref. Series 1999-A,
     5.25% 2015                                                                                      6,000            6,052
South Carolina Jobs-Econ. Dev. Auth., Hospital Ref. and Improvement Rev. Bonds
     (Palmetto Health Alliance), Series 2003-C, 6.00% 2013                                           2,040            2,172
South Carolina Jobs-Econ. Dev. Auth., Hospital Ref. and Improvement Rev. Bonds
     (Palmetto Health Alliance), Series 2003-C, 6.375% 2034                                          3,500            3,638
South Carolina Jobs-Econ. Dev. Auth., Hospital Rev. Bonds (Georgetown Memorial
     Hospital), Series 1998, AMBAC insured, 5.75% 2010                                               1,345            1,434
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-backed Bonds,
     Series 2001-B, 6.00% 2022                                                                       5,500            5,020
York County, Pollution Control Facs. Rev. Bonds (Bowater Inc. Project), Series
     1990, AMT, 7.625% 2006                                                                          3,000            3,115
                                                                                                                     25,164

TENNESSEE -- 1.94%
Fort Sanders Alliance Obligated Group, The Health, Educational and Housing Facs.
     Board of the County of Knox, Hospital Rev. Bonds, Series 1990-A, MBIA
     insured, 6.25% 2013                                                                             1,000            1,163
Health, Educational and Housing Fac. Board of the County of Shelby, Hospital
     Rev. Bonds (Methodist Healthcare), Series 2002, 6.00% 2020                                      3,000            3,194
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital
     Rev. Bonds (Wellmont Health System Project), Series 2002, 6.75% 2015                            1,520            1,656
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital
     Rev. Bonds (Wellmont Health System Project), Series 2002, 6.25% 2022                            1,950            2,001
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital
     Rev. Bonds (Wellmont Health System Project), Series 2002, 6.25% 2032                            2,000            1,999
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital
     Rev. Ref. Bonds (Wellmonth Health System Project), Series 2003, RADIAN
     insured, 5.00% 2013                                                                             2,000            2,118
City of Memphis, Electric System Subordinate Rev. Bonds, Series 2003-A,
     5.00% 2005                                                                                      2,500            2,608
Memphis-Shelby County Airport Auth., Airport Rev. Ref. Bonds, Series 2002, AMT,
     MBIA insured, 5.50% 2010                                                                        1,500            1,645
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal
     Express Corp.), Series 2001, 5.00% 2009                                                         2,000            2,115
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal
     Express Corp.), Series 2002, 5.05% 2012                                                         5,735            6,001
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal
     Express Corp.), Series 2003, AMT, 4.50% 2014                                                    1,000              992
                                                                                                                     25,492
TEXAS -- 8.08%
Alliance Airport Auth., Inc., Special Facs. Rev. Bonds (American Airlines, Inc.
     Project), Series 1990, AMT, 7.00% 2011                                                          2,500            2,072
Angelina and Neches River Auth., Pollution Control Rev. Ref. Bonds
     (Temple-Inland Forest Products Corp. Project), Series 1991, 5.65% 2012                          2,000            2,094
Angelina and Neches River Auth., Solid Waste Disposal Rev. Ref. Bonds
     (International Paper Co. Projects), Series 2003-A, AMT, 5.375% 2015                             5,000            5,065
City of Austin (Travis and Williamson Counties), Public Improvement Ref. Bonds,
     Series 2001, 5.25% 2004                                                                         6,000            6,021
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds (Buckner
     Retirement Services, Inc. Obligated Group Project), Series 1998, 5.25% 2028                     1,000              942
Brazos River Auth., Collateralized Pollution Control Rev. Ref. Bonds (Texas
     Utilities Electric Co. Project), Series 1995-B, AMT, 5.05% 2030 (put 2006)                      2,000            2,054
Brazos River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project),
     Series 2001-C, AMT, 5.75% 2036 (put 2011)                                                      12,300           12,690
Brazos River Harbor Navigation Dist. of Brazoria County, Environmental Facs.
     Rev. Bonds (The Dow Chemical Co. Project), Series 2002-A3, AMT, 4.95% 2033
     (put 2007)                                                                                      2,000            2,072
Brazos River Harbor Navigation Dist. of Brazoria County, Environmental Facs.
     Rev. Bonds (The Dow Chemical Co. Project), Series 2002-A4, AMT, 5.20% 2033
     (put 2008)                                                                                      7,500            7,904
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds (Valero
     Refining and Marketing Co. Project), Series 1997-C, 5.40% 2018                                  1,000            1,018
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds (Valero
     Refining and Marketing Co. Project), Series 1997-D, AMT, 5.125% 2009                            5,250            5,525
Cities of Dallas and Fort Worth, Dallas/Fort Worth International Airport, Joint
     Rev. Improvement and Ref. Bonds, Series 2001-A, AMT, FGIC insured,
     5.75% 2015                                                                                      1,185            1,307
Cities of Dallas and Fort Worth, Dallas/Fort Worth International Airport, Joint
     Rev. Improvement and Ref. Bonds, Series 2001-A, AMT, FGIC insured,
     5.625% 2011                                                                                     2,000            2,193
Donna Independent School Dist. (Hidalgo County), Unlimited Tax School Building
     Bonds, Series 1998, 5.20% 2018                                                                  1,000            1,065
Gulf Coast Waste Disposal Auth., Solid Waste Disposal Rev. Bonds (Waste
     Management of Texas, Inc. Denton County Project), Series 2003-B, AMT,
     3.50% 2028 (put 2007)                                                                           1,000            1,000
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Heathcare System), Series 2004-A, 5.25% 2010                                                    1,500            1,616
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Healthcare System), Series 2004-A, 5.25% 2014                                                   2,915            3,073
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Healthcare System), Series 2004-A, 5.25% 2015                                                   1,000            1,045
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Healthcare System), Series 2004-A, 5.25% 2016                                                   2,385            2,476
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Healthcare System), Series 2004-A, 5.25% 2017                                                   1,500            1,550
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Healthcare System), Series 2001-A, 6.375% 2029                                                  5,100            5,541
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
     Hospital), Series 2001-A, 5.50% 2010                                                            1,710            1,869
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
     Hospital), Series 2001-A, 5.50% 2020                                                            2,850            2,967
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
     Hospital), Series 2001-A, 5.625% 2014                                                           1,500            1,617
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
     Hospital), Series 2002, 5.50% 2017                                                              1,045            1,109
Hidalgo County Health Services Corp., Hospital Rev. Bonds (Mission Hospital,
     Inc. Project), Series 1996, 6.75% 2016                                                          1,000            1,022
Hidalgo County Health Services Corp., Hospital Rev. Bonds (Mission Hospital,
     Inc. Project), Series 1996, 7.00% 2008                                                          1,800            1,926
City of Houston, Airport System Subordinate Lien Rev. Bonds, Series 1998-B, AMT,
     FGIC insured, 5.25% 2012                                                                        1,000            1,062
City of Houston, Airport System Subordinate Lien Rev. Bonds, Series 2002-A, AMT,
     FSA insured, 5.625% 2018                                                                        1,825            1,974
City of Houston, Airport System Subordinate Lien, Rev. Ref. Bonds, Series
     2001-A, AMT, FGIC insured, 5.50% 2015                                                           2,855           3,091
City of Houston, Health Facs. Dev. Corp., (Buckingham Senior Living Comm., Inc.)
     Series 2004-A, 7.125% 2034                                                                      5,000            5,101
Public Fin. Auth., G.O. Ref. Bonds, Series 1995-A, 6.00% 2014 (preref. 2005)                         2,845            2,931
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project),
     Series 2001-A, 5.50% 2022 (put 2011)                                                            2,645            2,789
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds, Series
     2002, 6.00% 2021                                                                                  750              791
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds,
     Series 2002, RADIAN insured, 5.125% 2017                                                        2,000            2,067
City of San Antonio, Airport System Rev. Improvement Bonds, Series 2002, AMT,
     FGIC insured, 5.75% 2016                                                                        1,000            1,101
San Antonio Independent School Dist., Unlimited Tax Ref. Bonds, Series 2001-B,
     5.375% 2013                                                                                     1,500            1,652
Tarrant County, Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care
     System Project), Series 2002-A, 5.00% 2019                                                      2,500            2,530
Tarrant County, Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care
     System Project), Series 2002-A, 5.25% 2022                                                      2,000            2,040
                                                                                                                    105,962

UTAH -- 1.76%
Housing Corp., Single-family Mortgage Bonds, Series 2002-A, Class III, AMT,
     5.30% 2018                                                                                        925              955
Housing Corp., Single-family Mortgage Bonds, Series 2001-E, AMT, 5.20% 2018                          2,235            2,299
Housing Corp., Single-family Mortgage Bonds, Series 2001-F, AMT, 4.95% 2018                          1,840            1,894
Housing Corp., Single-family Mortgage Bonds, Series 2002-C2, Class III, AMT,
     5.25% 2018                                                                                      3,305            3,433
Housing Corp., Single-family Mortgage Bonds, Series 2002-D2, Class III, AMT,
     5.00% 2018                                                                                      1,400            1,438
Housing Corp., Single-family Mortgage Bonds, Series 2002-E2, AMT, 4.95% 2019                         3,810            3,889
Housing Corp., Single-family Mortgage Bonds, Series 2002-F, AMT, 4.625% 2019                         2,405            2,418
Housing Corp., Single-family Mortgage Bonds, Series 2002-G, AMT, 4.875% 2019                         1,890            1,907
Housing Corp., Single-family Mortgage Bonds, Series 2003-B2, Class III, AMT,
     4.85% 2024                                                                                      1,665            1,666
Housing Corp., Single-family Mortgage Bonds, Series 2003-C, Class III, AMT,
     5.00% 2025                                                                                        980              979
Housing Fin. Agcy., Single-family Mortgage Bonds (Federally Insured or
     Guaranteed Mortgage Loans), 1999 Issue D, AMT, 5.60% 2013                                         180              188
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1997-G-2, Class III,
     AMT, 5.60% 2010                                                                                   360              371
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1998-G-2, Class III,
     AMT, 4.90% 2012                                                                                   315              318
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1999-B-2, Class III,
     AMT, 5.10% 2012                                                                                   590              610
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1999-C-2, Class III,
     AMT, 5.60% 2013                                                                                   655              671
                                                                                                                     23,036

VIRGIN ISLANDS -- 0.08%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes) Senior Lien,
     Series 1998-C, 5.50% 2008                                                                       1,000            1,078

VIRGINIA -- 1.34%
Dulles Town Center, Community Dev. Auth. (Loudoun County), Special Assessment
     Bonds (Dulles Town Center Project), Series 1998, 6.25% 2026                                     3,995            4,041
Fairfax County Econ. Dev. Auth., Retirement Community Rev. Bonds (Greenspring
     Village, Inc. Fac.), Series 1999-A, 6.75% 2012                                                  1,500            1,605
Fairfax County Econ. Dev. Auth., Retirement Community Rev. Bonds (Greenspring
     Village, Inc. Fac.), Series 1999-A, 7.50% 2029                                                  4,000            4,240
Gateway Community Dev. Auth. (Prince William County), Special Assessment Bonds,
     Series 1999, 6.25% 2026                                                                         1,976            1,986
Heritage Hunt Commercial Community Dev. Auth. (Prince William County), Special
     Assessment Bonds, Series 1999-B, 7.00% 2029                                                       960            1,006
Industrial Dev. Auth. of County Henrico, Solid Waste Disposal Rev. Bonds
     (Browning-Ferris Industries of South Atlantic, Inc. Project), Series 1995,
     AMT, 5.30% 2011 (put 2005)                                                                        500              497
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Adjustable Mode
     Solid Waste Disposal Rev. Bonds (Waste Management, Inc.), Series 2002,
     AMT, 6.25% 2027 (put. 2012)                                                                     1,000            1,088
County of Isle of Wight, Industrial Dev. Auth., Pollution Control Rev. Ref.
     Bonds (International Paper Co. Projects), Series 2004-A, 4.05% 2014                             1,150            1,072
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 2001-A,
     5.25% 2006                                                                                      1,950            2,074
                                                                                                                     17,609

WASHINGTON -- 1.33%
Energy Northwest, Columbia Generating Station Ref. Electric Rev. Bonds, Series
     2003-A, 5.50% 2015                                                                              2,000            2,223
G.O. Improvement and Ref. Bonds, Series 2003, 4.00% 2005                                             2,000            2,049
Various Purpose G.O. Ref. Bonds, Series R-2001A, 5.25% 2005                                          2,000            2,078
Health Care Facs. Auth., Rev. Bonds (Group Health Cooperative of Puget Sound),
     Series 2001, AMBAC insured, 5.375% 2012                                                         1,500            1,651
Port of Seattle, Passenger Fac. Charge Rev. Bonds, Series 1998-B, AMT, AMBAC
     insured, 5.25% 2011                                                                             1,500            1,597
Port of Seattle, Rev. Bonds, Series 2001-B, AMT, FGIC insured, 5.50% 2010                            1,000            1,088
Port of Seattle, Subordinate Lien Rev. Bonds, Series 1999-B, AMT, FGIC insured,
     5.50% 2012                                                                                      1,000            1,089
Port of Seattle, Special Fac. Rev. Bonds (SEATAC Fuel Facs. LLC), Series 2003,
     AMT, MBIA insured, 5.00% 2012                                                                   1,000            1,055
Public Utility Dist. No. 1 of Cowlitz County, Electric Distribution System Rev.
     Bonds, Series 2001, AMBAC insured, 5.00% 2004                                                   4,615            4,630
                                                                                                                     17,460

WISCONSIN -- 1.71%
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
     Bonds, 5.50% 2010                                                                                 750              747
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
     Bonds, 5.75% 2012                                                                               1,500            1,479
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
     Bonds, 6.125% 2027                                                                             10,640            9,829
Health and Educational Facs. Auth. Rev. Bonds (Froedtert & Community Health
     Obligated Group), Series 2001, 5.625% 2013                                                      1,000            1,080
Housing and Econ. Dev. Auth., Home Ownership Rev. Bonds, Series 1998-A,
     5.375% 2017                                                                                     1,400            1,462
Housing and Econ. Dev. Auth., Housing Rev. Bonds, 1993 Series B, AMT, 5.30% 2006                       715              730
Milwaukee County, Airport Rev. Bonds, Series 2004-A, AMBAC insured, AMT,
     5.00% 2012                                                                                      1,110            1,170
Milwaukee County, Airport Rev. Bonds, Series 2004-A, AMBAC insured, AMT,
     5.00% 2013                                                                                      1,165            1,223
City of Oconto Falls, Community Dev. Auth., Dev. Rev. Bonds (Oconto Falls
     Tissue, Inc. Project), Series 1997, AMT, 7.75% 2022                                             5,300            3,991
City of Oconto Falls, Community Dev. Auth., Dev. Rev. Bonds (Oconto Falls
     Tissue, Inc. Project), Series 1997, AMT, 8.125% 2022 (1)                                          930              723
                                                                                                                     22,434

TOTAL BONDS AND NOTES (cost: $1,217,270,000)                                                                      1,239,144

SHORT-TERM SECURITIES  -- 4.09%

California Pollution Control Financing Auth., Pollution Control Rev. Ref. Bonds
     (Pacific Gas and Electric Co.), Series 1996-E, 1.10% 2026 (3)                                   2,200            2,200
State of California, County of Riverside, Cert. of Part. ACES (Riverside County
     Public Facs. Project), Series 1985-B, 1.06% 2015 (3)                                            3,900            3,900
State of Georgia, City of Atlanta, Water and Wastewater Rev. Bonds, Series
     2001-C, FSA insured, 1.10% 2041 (3)                                                             1,600            1,600
State of Kentucky, Regional Airport Auth. of Louisville and Jefferson County,
     Special Facs. Rev. Bonds (UPS Worldwide Forwarding, Inc. Project), Series
     1999-A, AMT, 1.14% 2029 (3)                                                                     2,300            2,300
State of Maryland, Health and Higher Educational Facs. Auth., Pooled Loan
     Program Rev. Bonds, Series 1994-D, 1.08% 2029 (3)                                               1,160            1,160
Massachusetts Bay Transportation Auth., General Transportation System Bonds,
     Variable Rate Demand Obligations, Series 2000, 1.08% 2030 (3)                                   7,400            7,400
Commonwealth of Massachusetts, G.O. Ref. Bonds, Series 1998-A, 1.08% 2016 (3)                        8,900            8,900
State of Massachusetts, Dev. Fin. Agcy., Solid Waste Disposal Rev. Bonds
     (Wheelabrator Millbury Inc. Project), Series 2002, AMT, 1.16% 2027 (3)                          2,000            2,000
North Slope Borough, Exempt Facility Industrial Rev. Bonds (BP Exploration
     (Alaska) Inc. Project), Series 2001, AMT, 1.15% 2025 (3)                                        1,000            1,000
State of New York, Housing Fin. Agcy., Saville Housing Rev. Bonds, Series
     2002-A, AMT, 1.11% 2035 (3)                                                                     3,700            3,700
State of Ohio, Water Dev. Auth., Solid Waste Rev. Ref. Bonds, (BP Products North
     America Inc. Project -- BP plc, Guarantor), Series 2002, AMT, 1.15% 2034(3)                     2,200            2,200
State of Tennessee, County of Knox, Health, Educational and Housing Facs. Board,
     Student Housing Rev. Bonds (Volunteer Student Housing, LLC Projects),
     Series 2002, 1.09% 2034 (3)                                                                     2,400            2,400
Public Building Auth. of the County of Montgomery, Tennessee, Adjustable Rate
     Pooled Fncg. Rev. Bonds (Tennessee County Loan Pool), Series 2002,
     1.13% 2032 (3)                                                                                  1,060            1,060
State of Texas, Gulf Coast Waste Disposal Auth., Environmental Facs. Rev. Bonds
     (BP Amoco Chemical Co. Project), Series 2003-B, AMT, 1.15% 2038 (3)                             2,200            2,200
State of Texas, Gulf Coast Waste Disposal Auth., Solid Waste Disposal Rev. Ref.
     Bonds (Amoco Oil Co. Project), Series 1994, AMT, 1.15% 2023 (3)                                 7,300            7,300
State of Virginia, Industrial Dev. Auth. of the City of Roanoke , Hospital Rev.
     Ref. Bonds (Carilion Health System Obligated Group), Series 2002-D,
     1.13% 2027 (3)                                                                                  1,000            1,000
Water Dev. Auth., Pollution Control Rev. Bonds (Ohio Edison Co. Project),
     Series 1988-B, AMT, 1.15% 2018 (3)                                                              1,200            1,200
State of Wyoming, Uinta County, Pollution Control Rev. Ref. Bonds (Chevron
     U.S.A. Inc. Project), Series 1993, 1.10% 2020 (3)                                               2,100            2,100

TOTAL SHORT-TERM SECURITIES (cost: $53,620,000)                                                                      53,620

TOTAL INVESTMENT SECURITIES (cost: $1,270,890,000)                                                                1,292,764
Other assets less liabilities                                                                                        18,569

NET ASSETS                                                                                                       $1,311,333

* Amount less than one thousand.
(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all restricted securities was $16,332,000, which represented 1.25% of the net assets of the fund.
(2) Issuer not making scheduled interest payments; bankruptcy proceedings pending.
(3) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.


ITEM 10 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME MUNICIPAL BOND
FUND, INC.



By /s/ Mark R. Macdonald
-------------------------------------------------------
Mark R. Macdonald, President and PEO

Date: October 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By
/s/ Mark R. Macdonald
---------------------------------------------------
Mark R. Macdonald, President and PEO

Date: October 8, 2004



By
/s/ Sharon G. Moseley
---------------------------------------------------
Sharon G. Moseley, Treasurer and PFO

Date: October 8, 2004